                                                                     Exhibit 4.3

                              SCHLUMBERGER LIMITED

                                                                       as Issuer

                                       and



                                 CITIBANK, N.A.

                                                                      as Trustee

                        ---------------------------------


                                    Indenture

                            Dated as of June 9, 2003


                        ---------------------------------


                                 Debt Securities

                              SCHLUMBERGER LIMITED

           Reconciliation and tie between Trust Indenture Act of 1939 and Indenture, dated as of June 9, 2003

                              ____________________


Section of
Trust Indenture                                                                           Section(s) of
Act of 1939                                                                               Indenture
-----------                                                                               ---------
(S) 310    (a)(1)....................................................................     7.10
           (a)(2)....................................................................     7.10
           (a)(3)....................................................................     Not Applicable
           (a)(4)....................................................................     Not Applicable
           (a)(5)....................................................................     7.10
           (b).......................................................................     7.08, 7.10
(S) 311    (a).......................................................................     7.11
           (b).......................................................................     7.11
           (c).......................................................................     Not Applicable
(S) 312    (a).......................................................................     2.07
           (b).......................................................................     10.03
           (c).......................................................................     10.03
(S) 313    (a).......................................................................     7.06
           (b).......................................................................     7.06
           (c).......................................................................     7.06
           (d).......................................................................     7.06
(S) 314    (a).......................................................................     4.03, 4.04
           (b).......................................................................     Not Applicable
           (c)(1)....................................................................     10.04
           (c)(2)....................................................................     10.04
           (c)(3)....................................................................     Not Applicable
           (d).......................................................................     Not Applicable
           (e).......................................................................     10.05
(S) 315    (a).......................................................................     7.01(b)
           (b).......................................................................     7.05
           (c).......................................................................     7.01(a)
           (d).......................................................................     7.01(c)
           (d)(1)....................................................................     7.01(c)(1)
           (d)(2)....................................................................     7.01(c)(2)
           (d)(3)....................................................................     7.01(c)(3)
           (e).......................................................................     6.11
(S) 316    (a)(1)(A).................................................................     6.05
           (a)(1)(B).................................................................     6.04
           (a)(2)....................................................................     Not Applicable

           (a)(last sentence)........................................................     2.11
           (b).......................................................................     6.07
(S) 317    (a)(1)....................................................................     6.08
           (a)(2)....................................................................     6.09
           (b).......................................................................     2.06
(S) 318    (a).......................................................................     10.01

____________

Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

                                TABLE OF CONTENTS

                                                                                                               Page
ARTICLE I        DEFINITIONS AND INCORPORATION BY REFERENCE .................................................     1

   Section 1.01      Definitions ............................................................................     1
   Section 1.02      Other Definitions ......................................................................     7
   Section 1.03      Incorporation by Reference of Trust Indenture Act ......................................     7
   Section 1.04      Rules of Construction ..................................................................     8

ARTICLE II       THE SECURITIES .............................................................................     8

   Section 2.01      Amount Unlimited; Issuable in Series ...................................................     8
   Section 2.02      Denominations ..........................................................................    11
   Section 2.03      Forms Generally ........................................................................    11
   Section 2.04      Execution, Authentication, Delivery and Dating .........................................    12
   Section 2.05      Registrar and Paying Agent .............................................................    14
   Section 2.06      Paying Agent to Hold Money in Trust ....................................................    14
   Section 2.07      Holder Lists ...........................................................................    14
   Section 2.08      Transfer and Exchange ..................................................................    15
   Section 2.09      Replacement Securities .................................................................    15
   Section 2.10      Outstanding Securities .................................................................    16
   Section 2.11      Original Issue Discount, Foreign-Currency Denominated and Treasury Securities ..........    16
   Section 2.12      Temporary Securities ...................................................................    16
   Section 2.13      Cancellation ...........................................................................    17
   Section 2.14      Payments; Defaulted Interest ...........................................................    17
   Section 2.15      Persons Deemed Owners ..................................................................    17
   Section 2.16      Computation of Interest ................................................................    18
   Section 2.17      Global Securities; Book-Entry Provisions ...............................................    18
   Section 2.18      Form of Restricted Securities ..........................................................    20
   Section 2.19      Restrictive Legends for Restricted Securities ..........................................    21
   Section 2.20      Special Transfer Provisions of the Restricted Securities ...............................    24

ARTICLE III      REDEMPTION .................................................................................    27

   Section 3.01      Applicability of Article ...............................................................    27
   Section 3.02      Notice to the Trustee ..................................................................    27
   Section 3.03      Selection of Securities To Be Redeemed .................................................    28
   Section 3.04      Notice of Redemption ...................................................................    28
   Section 3.05      Effect of Notice of Redemption .........................................................    29
   Section 3.06      Deposit of Redemption Price ............................................................    29
   Section 3.07      Securities Redeemed or Purchased in Part ...............................................    30
   Section 3.08      Purchase of Securities .................................................................    30
   Section 3.09      Mandatory and Optional Sinking Funds ...................................................    30
   Section 3.10      Satisfaction of Sinking Fund Payments with Securities ..................................    30
   Section 3.11      Redemption of Securities for Sinking Fund ..............................................    31

ARTICLE IV       COVENANTS ..................................................................................    31

   Section 4.01      Payment of Securities ..................................................................    31
   Section 4.02      Maintenance of Office or Agency ........................................................    32
   Section 4.03      SEC Reports; Financial Statements ......................................................    32
   Section 4.04      Compliance Certificate .................................................................    33
   Section 4.05      Existence ..............................................................................    33
   Section 4.06      Waiver of Stay, Extension or Usury Laws ................................................    33
   Section 4.07      Additional Amounts .....................................................................    34
   Section 4.08      Limitation on Liens ....................................................................    34
   Section 4.09      Limitation on Sale and Leaseback Transactions ..........................................    35

ARTICLE V        SUCCESSORS .................................................................................    36

   Section 5.01      Limitations on Mergers and Consolidations ..............................................    36
   Section 5.02      Successor Person Substituted ...........................................................    37

ARTICLE VI       DEFAULTS AND REMEDIES ......................................................................    37

   Section 6.01      Events of Default ......................................................................    37
   Section 6.02      Acceleration ...........................................................................    39
   Section 6.03      Other Remedies .........................................................................    40
   Section 6.04      Waiver of Defaults .....................................................................    40
   Section 6.05      Control by Majority ....................................................................    41
   Section 6.06      Limitations on Suits ...................................................................    41
   Section 6.07      Rights of Holders to Receive Payment ...................................................    41
   Section 6.08      Collection Suit by Trustee .............................................................    42
   Section 6.09      Trustee May File Proofs of Claim .......................................................    42
   Section 6.10      Priorities .............................................................................    43
   Section 6.11      Undertaking for Costs ..................................................................    43
   Section 6.12      Right to Pursue Remedy .................................................................    44

ARTICLE VII      TRUSTEE ....................................................................................    44

   Section 7.01      Duties of Trustee ......................................................................    44
   Section 7.02      Rights of Trustee ......................................................................    45
   Section 7.03      May Hold Securities ....................................................................    46
   Section 7.04      Trustee's Disclaimer ...................................................................    46
   Section 7.05      Notice of Defaults .....................................................................    46
   Section 7.06      Reports by Trustee to Holders ..........................................................    47
   Section 7.07      Compensation and Indemnity .............................................................    47
   Section 7.08      Replacement of Trustee .................................................................    48
   Section 7.09      Successor Trustee by Merger, etc. ......................................................    50
   Section 7.10      Eligibility; Disqualification ..........................................................    50
   Section 7.11      Preferential Collection of Claims Against Company ......................................    50

ARTICLE VIII     DISCHARGE OF INDENTURE .....................................................................    50

   Section 8.01      Termination of Company's Obligations ...................................................    50
   Section 8.02      Application of Trust Money .............................................................    54
   Section 8.03      Repayment to Company ...................................................................    54
   Section 8.04      Reinstatement ..........................................................................    55

ARTICLE IX        SUPPLEMENTAL INDENTURES AND AMENDMENTS ....................................................    55

   Section 9.01       Without Consent of Holders ............................................................    55
   Section 9.02       With Consent of Holders ...............................................................    56
   Section 9.03       Compliance with Trust Indenture Act ...................................................    58
   Section 9.04       Revocation and Effect of Consents .....................................................    58
   Section 9.05       Notation on or Exchange of Securities .................................................    59
   Section 9.06       Trustee to Sign Amendments, etc. ......................................................    59

ARTICLE X         MISCELLANEOUS .............................................................................    59

   Section 10.01      Trust Indenture Act Controls ..........................................................    59
   Section 10.02      Notices ...............................................................................    60
   Section 10.03      Communication by Holders with Other Holders ...........................................    61
   Section 10.04      Certificate and Opinion as to Conditions Precedent ....................................    61
   Section 10.05      Statements Required in Certificate or Opinion .........................................    61
   Section 10.06      Rules by Trustee and Agents ...........................................................    62
   Section 10.07      Legal Holidays ........................................................................    62
   Section 10.08      No Recourse Against Others ............................................................    62
   Section 10.09      Governing Law .........................................................................    62
   Section 10.10      No Adverse Interpretation of Other Agreements .........................................    62
   Section 10.11      Successors ............................................................................    62
   Section 10.12      Severability ..........................................................................    62
   Section 10.13      Counterpart Originals .................................................................    63
   Section 10.14      Table of Contents, Headings, etc. .....................................................    63
   Section 10.15      Jurisdiction; Waiver ..................................................................    63

ARTICLE XI        MEETINGS OF HOLDERS .......................................................................    63

   Section 11.01      Purposes for Which Meetings May Be Called .............................................    63
   Section 11.02      Call, Notice and Place of Meetings ....................................................    64
   Section 11.03      Persons Entitled to Vote at Meetings ..................................................    64
   Section 11.04      Quorum; Action ........................................................................    64
   Section 11.05      Determination of Voting Rights; Conduct and Adjournment of Meetings ...................    65
   Section 11.06      Counting Votes and Recording Action of Meetings .......................................    66

          INDENTURE dated as of June 9, 2003 between Schlumberger Limited (Schlumberger N.V.), a Netherlands Antilles corporation established in Curacao (the "Company"), and Citibank, N.A., a national banking association organized under the laws of the United States of America, as trustee (the "Trustee").

          Each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Holders of the Company's unsecured debentures, notes or other evidences of indebtedness (the "Securities") to be issued from time to time in one or more series as provided in this Indenture:

                                   ARTICLE I

                   DEFINITIONS AND INCORPORATION BY REFERENCE

SECTION 1.01      Definitions.

          "Additional Amounts" means any additional amounts required by the express terms of a Security or by or pursuant to a Board Resolution, under circumstances specified therein or pursuant thereto, to be paid by the Company with respect to certain taxes, assessments or other governmental charges imposed on certain Holders and that are owing to such Holders.

          "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by, or under direct or indirect common control with, such specified Person. For purposes of this definition, "control" of a Person shall mean the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling" and "controlled" shall have meanings correlative to the foregoing.

          "Agent" means any Registrar or Paying Agent.

          "Attributable Debt" means, as to any particular lease under which any Person is at the time liable, at any date as of which the amount thereof is to be determined, the total net amount of rent (discounted from the respective due dates thereof at the rate per annum set forth or implicit in the terms of such lease compounded semi-annually) required to be paid by such Person under such lease during the remaining term thereof. The net amount of rent required to be paid under any such lease for any such period shall be the total amount of the rent payable by the lessee with respect to such period, but may exclude amounts required to be paid on account of maintenance and repairs, insurance, taxes, assessments, water rates, utilities, operating and labor costs and similar charges. In the case of any lease which is terminable by the lessee upon the payment of a penalty, such net amount shall be the lesser of (i) the net amount determined assuming termination on the date termination is permitted, including the amount of such penalty, but no rent shall be considered as required to be paid under such lease subsequent to the date upon which it may be so terminated, and (ii) the net amount determined assuming no such termination.

          "Bankruptcy Law" means Title 11 of the United States Code or any similar federal, state or foreign law for the relief of debtors.

          "Board of Directors" means the Board of Directors of the Company or any committee thereof duly authorized, with respect to any particular matter, to act by or on behalf of the Board of Directors of the Company.

          "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

          "Business Day" means any day that is not a Legal Holiday.

          "Capital Lease Obligations" means any obligation under a lease that is required to be capitalized for financial reporting purposes in accordance with GAAP; and the amount of Indebtedness represented by such obligation shall be the capitalized amount of such obligations determined in accordance with GAAP; and the stated maturity thereof shall be the date of the last payment of rent or any other amount due under such lease prior to the first date upon which such lease may be terminated by the lessee without payment of a penalty.

          "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person; provided, however, that for purposes of any provision contained herein which is required by the TIA, "Company" shall also mean each other obligor (if any) on the Securities of a series.

          "Company Order" and "Company Request" mean, respectively, a written order or request signed in the name of the Company by two Officers of the Company, and delivered to the Trustee.

          "Consolidated Net Assets" means the total amount of assets appearing on the most recently prepared consolidated balance sheet of the Company and its consolidated subsidiaries at the end of a fiscal quarter of the Company, prepared in accordance with GAAP, after deducting therefrom (a) all current liabilities (excluding notes and loans payable, the current portion of long-term debt and capitalized lease obligations, any current liabilities which are by their terms extendible or renewable at the option of the obligor thereon to a time more than 12 months after the time as of which the amount thereof is being computed) and (b) total prepaid expenses and deferred charges.

          "Corporate Trust Office" of the Trustee means the office of the Trustee located at 111 Wall Street, 14th Floor, New York, New York 10005, attention: Nancy Forte, and as may be located at such other address as the Trustee may give notice to the Company.

          "Debt" means all notes, bonds, debentures or other similar evidences of debt for money borrowed.

          "Default" means any event, act or condition that is, or after notice or the passage of time or both would be, an Event of Default.

          "deliver" or "delivery" means, in the context of certificated Securities, actual physical delivery of the certificate Securities to the relevant Person required hereunder, together with all endorsements, and in the context of Global Securities, the designation on the records of the Depositary of a change in the interests of a holder in a Debenture.

          "Depositary" means, with respect to the Securities of any series issuable or issued in whole or in part in global form, the Person specified pursuant to Section 2.01(3) hereof as the initial Depositary with respect to the Securities of such series, until a successor shall have been appointed and become such pursuant to the applicable provision of this Indenture, and thereafter "Depositary" shall mean or include such successor.

          "Distribution Compliance Period" shall be determined in accordance with Regulation S.

          "Dollar" or "$" means a dollar or other equivalent unit in such coin or currency of the United States as at the time shall be legal tender for the payment of public and private debt.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended, and any successor statute.

          "Funded Debt" means all Debt having a maturity of more than 12 months from the date as of which the amount thereof is to be determined or having a maturity of less than 12 months but by its terms being renewable or extendible beyond 12 months from such date at the option of the obligor thereon.

          "GAAP" means generally accepted accounting principles in the United States set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession of the United States, as in effect from time to time.

          "Global Security" means a Security that is issued in global form in the name of the Depositary with respect thereto or its nominee.

          "Government Obligations" means, with respect to a series of Securities, direct obligations of the government that issues the currency in which the Securities of the series are payable for the payment of which the full faith and credit of such government is pledged, or obligations of a Person controlled or supervised by and acting as an agency or instrumentality of such government, the payment of which is unconditionally guaranteed as a full faith and credit obligation by such government.

          "Holder" means a Person in whose name a Security is registered.

          "Indebtedness" means (i) all obligations for borrowed money, (ii) all obligations evidenced by debentures, notes or other similar instruments, (iii) all obligations in respect of letters of credit or bankers acceptances or similar instruments (or reimbursement obligations with respect thereto), (iv) all obligations to pay the deferred purchase price of property or services, except trade accounts payable arising in the ordinary course of business, (v) Capital Lease Obligations and (vii) all Indebtedness of others guaranteed by the Company or any of its

Significant Subsidiaries or for which the Company or any of its property, or such Significant Subsidiary or any of its property, is legally responsible or liable (whether by agreement to purchase indebtedness of, or to supply funds or to invest in, others).

          "Indenture" means this Indenture as amended or supplemented from time to time, and includes the terms of a particular series of Securities established as contemplated by Section 2.01.

          "interest" means, with respect to an Original Issue Discount Security that by its terms bears interest only after Maturity, interest payable after Maturity.

          "Interest Payment Date," when used with respect to any Security, shall have the meaning assigned to such term in the Security as contemplated by
Section 2.01.

          "Issue Date" means, with respect to Securities of a series, the date on which the Securities of such series are originally issued under this Indenture.

          "Legal Holiday" means a Saturday, a Sunday or a day on which banking institutions in any of The City of New York, New York or a Place of Payment are authorized or obligated by law, regulation or executive order to remain closed.

          "Maturity" means, with respect to any Security, the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity thereof, or by declaration of acceleration, call for redemption or otherwise.

          "Mortgage" means any mortgage, pledge, lien, security interest, conditional sale or other title retention agreement or other similar encumbrance.

          "Non-U.S. Person" means any Person who is not a "U.S. person" as such term is defined in Rule 902(k) of Regulation S under the Securities Act.

          "Officer" means the Chairman of the Board, the President, any Vice Chairman of the Board, any Vice President, the Chief Financial Officer, Chief Accounting Officer, the Treasurer, any Assistant Treasurer, the Controller, the Secretary or any Assistant Secretary of a Person.

          "Officers' Certificate" means a certificate signed by two Officers of a Person.

          "Opinion of Counsel" means a written opinion from legal counsel who is acceptable to the Trustee. Such counsel may be an employee of or counsel to the Company or the Trustee.

          "Original Issue Discount Security" means any Security that provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 6.02.

          "Person" means any individual, corporation, partnership, limited liability company, association, joint venture, trust, joint stock company or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

          "Place of Payment" means, with respect to the Securities of any series, the place or places where the principal of, premium (if any) on and interest on the Securities of that series are payable as specified in accordance with Section 2.01 subject to the provisions of Section 4.02.

          "principal" of a Security means the principal of the Security plus, when appropriate, the premium, if any, on the Security.

          "Private Placement Legend" means the legend initially set forth on the Securities in the form set forth in Section 2.19.

          "Redemption Date" means, with respect to any Security to be redeemed, the date fixed for such redemption pursuant to this Indenture.

          "Redemption Price" means, with respect to any Security to be redeemed, the price at which it is to be redeemed pursuant to this Indenture.

          "Regulation S" means Regulation S under the Securities Act and any successor rule or regulation.

          "Restricted Property" means any manufacturing plant or research facility located in the United States, except any manufacturing plant or research facility, or any portion thereof, which, in the opinion of the Board of Directors, is not a principal plant or facility in relation to the activities of the Company and its Restricted Subsidiaries as a whole.

          "Restricted Subsidiary" means any Subsidiary that owns a Restricted Property if substantially all of the tangible property in which such Subsidiary has an interest is located in the United States.

          "Restricted Securities" means Securities of a series designated pursuant to Section 2.01 as subject to the provisions of Section 2.18, 2.19 and 2.20.

          "Rule 144A" means Rule 144A under the Securities Act, as it may be amended from time to time, and any successor provision.

          "Rule 144A Securities" means Securities of a series designated pursuant to Section 2.01 as entitled to the benefits of Section 4.03(b).

          "SEC" means the Securities and Exchange Commission.

          "Securities" has the meaning stated in the preamble of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

         "Securities Act" means the Securities Act of 1933, as amended, and any successor statute.

         "Security Custodian" means, with respect to Securities of a series, the Trustee for Securities of such series, as custodian with respect to the Securities of such series issued in global form, or any successor entity thereto.

         "Stated Maturity" means, when used with respect to any Security or any installment of principal thereof or interest thereon, the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

         "Significant Subsidiary" means any Subsidiary that would be a "Significant Subsidiary" of the Company within the meaning of Rule 1-02 of Regulation S-X under the Securities Act.

         "Subsidiary" means a corporation at least a majority of the outstanding voting stock of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries, or by the Company and one or more other Subsidiaries. For the purposes of this definition, "voting stock" means stock having voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

         "surrender" shall have the same meaning as "deliver" in the context of the surrender of a Debenture.

         "TIA" means the Trust Indenture Act of 1939, as amended (15 U.S.C.
(S)(S) 77aaa-77bbbb), as in effect on the date hereof.

         "Trust Officer" means any officer or assistant officer of the Trustee assigned by the Trustee to administer its corporate trust matters.

         "Trustee" means the Person named as such above until a successor replaces it in accordance with the applicable provisions of this Indenture, and thereafter "Trustee" means each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series means the Trustee with respect to Securities of that series.

         "United States" means the United States of America (including the States and the District of Columbia) and its "possessions," which include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.

         "U.S. Government Obligations" means Government Obligations with respect to Securities payable in Dollars.

SECTION 1.02   Other Definitions.

                                                                       Defined
     Term                                                             in Section
    ------                                                            ----------
"Agent Member"......................................................    2.17
"Bankruptcy Custodian"..............................................    6.01
"Conversion Event"..................................................    6.01
"covenant defeasance"...............................................    8.01
"Event of Default"..................................................    6.01
"Exchange Rate".....................................................    2.11
"IAI"...............................................................    2.18
"IAI Certificate"...................................................    2.20
"Judgment Currency".................................................    6.10
"legal defeasance"..................................................    8.01
"mandatory sinking fund payment"....................................    3.09
"Net Proceeds"......................................................    4.09
"Offshore Certificate"..............................................    2.18
"Offshore Global Securities"........................................    2.18
"Offshore Physical Securities"......................................    2.18
"optional sinking fund payment".....................................    3.09
"Paying Agent"......................................................    2.05
"Permanent Offshore Global Securities"..............................    2.18
"Physical Securities"...............................................    2.18
"QIB"...............................................................    2.18
"Registrar".........................................................    2.05
"Regulation S Certificate"..........................................    2.20
"Regulation S Securities"...........................................    2.18
"Required Currency".................................................    6.10
"Sale and Leaseback Transaction"....................................    4.09
"Successor".........................................................    5.01
"Temporary Offshore Global Securities"..............................    2.18
"U.S. Global Securities"............................................    2.18
"U.S. Physical Securities"..........................................    2.18

SECTION 1.03   Incorporation by Reference of Trust Indenture Act.

         Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture (and if the Indenture is not qualified under the TIA at the time, as if it were so qualified unless otherwise provided). The following TIA terms used in this Indenture have the following meanings:

         "Commission" means the SEC.

         "indenture securities" means the Securities.

         "indenture security holder" means a Holder.

         "indenture to be qualified" means this Indenture.

         "indenture trustee" or "institutional trustee" means the Trustee.

         "obligor" on the indenture securities means the Company or any other obligor on the Securities.

         All terms used in this Indenture that are defined by the TIA, defined by a TIA reference to another statute or defined by an SEC rule under the TIA have the meanings so assigned to them.

SECTION 1.04   Rules of Construction.

         Unless the context otherwise requires:

         (1) a term has the meaning assigned to it;

         (2) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP;

         (3) "or" is not exclusive;

         (4) words in the singular include the plural, and in the plural include the singular;

         (5) provisions apply to successive events and transactions; and

         (6) all references in this instrument to Articles and Sections are references to the corresponding Articles and Sections in and of this instrument.

                                   ARTICLE II

                                 THE SECURITIES

SECTION 2.01   Amount Unlimited; Issuable in Series.

         The aggregate principal amount of Securities that may be authenticated and delivered under this Indenture is unlimited.

         The Securities may be issued in one or more series. There shall be established in or pursuant to a Board Resolution, and set forth, or determined in the manner provided, in an Officers' Certificate or in a Company Order, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series:

         (1) the title of the Securities of the series (which shall distinguish the Securities of the series from the Securities of all other series);

         (2) if there is to be a limit, the limit upon the aggregate principal amount of the Securities of the series that may be authenticated and delivered under this Indenture

          (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 2.08, 2.09, 2.12, 2.17, 3.07 or 9.05 and except for any Securities that, pursuant to Section 2.04 or 2.17, are deemed never to have been authenticated and delivered hereunder); provided, however, that unless otherwise provided in the terms of the series, the authorized aggregate principal amount of such series may be increased before or after the issuance of any Securities of the series by a Board Resolution (or action pursuant to a Board Resolution) to such effect;

               (3) whether any Securities of the series are to be issuable initially in temporary global form and whether any Securities of the series are to be issuable in permanent global form, as Global Securities or otherwise, and, if so, whether beneficial owners of interests in any such Global Security may exchange such interests for Securities of such series and of like tenor of any authorized form and denomination and the circumstances under which any such exchanges may occur, if other than in the manner provided in Section 2.17, and the initial Depositary and Security Custodian, if any, for any Global Security or Securities of such series;

               (4) the manner in which any interest payable on a temporary Global Security on any Interest Payment Date will be paid if other than in the manner provided in Section 2.14;

               (5) the date or dates on which the principal of (and premium, if any, on) the Securities of the series is payable or the method of determination thereof;

               (6) the rate or rates, or the method of determination thereof, at which the Securities of the series shall bear interest, if any, whether and under what circumstances Additional Amounts with respect to such Securities shall be payable, the date or dates from which such interest shall accrue, the Interest Payment Dates on which such interest shall be payable and the record date for the interest payable on any Securities on any Interest Payment Date, or if other than provided herein, the Person to whom any interest on Securities of the series shall be payable;

               (7) the place or places where, subject to the provisions of
          Section 4.02, the principal, premium (if any), interest and any Additional Amounts with respect to the Securities of the series shall be payable;

               (8) the period or periods within which, the price or prices (whether denominated in cash, securities or otherwise) at which and the terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Company, if the Company is to have that option, and the manner in which the Company must exercise any such option, if different from those set forth herein;

               (9) the obligation, if any, of the Company to redeem, purchase or repay Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the period or periods within which, the price or prices (whether denominated in cash, securities or otherwise) at which and the terms and conditions upon which Securities of the series shall be redeemed, purchased or repaid in whole or in part pursuant to such obligation;

               (10) if other than denominations of $1,000 and any integral multiple thereof, the denomination in which any Securities of that series shall be issuable;

               (11) if other than Dollars, the currency or currencies (including composite currencies) or the form, including equity securities, other debt securities (including Securities), warrants or any other securities or property of the Company or any other Person, in which payment of the principal, premium (if any), interest and any Additional Amounts with respect to the Securities of the series shall be payable;

               (12) if the principal of, premium (if any) or interest on or any Additional Amounts with respect to the Securities of the series are to be payable, at the election of the Company or a Holder thereof, in a currency or currencies (including composite currencies) other than that in which the Securities are stated to be payable, the currency or currencies (including composite currencies) in which payment of the principal, premium (if any), interest and any Additional Amounts with respect to Securities of such series as to which such election is made shall be payable, and the periods within which and the terms and conditions upon which such election is to be made;

               (13) if the amount of payments of principal, premium (if any), interest and any Additional Amounts with respect to the Securities of the series may be determined with reference to any commodities, currencies or indices, values, rates or prices or any other index or formula, the manner in which such amounts shall be determined;

               (14) if other than the entire principal amount thereof, the portion of the principal amount of Securities of the series that shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 6.02;

               (15) any additional means of satisfaction and discharge of this Indenture and any additional conditions or limitations to discharge with respect to Securities of the series pursuant to Article VIII or any modifications of or deletions from such conditions or limitations;

               (16) any deletions or modifications of or additions to the Events of Default set forth in Section 6.01 or covenants of the Company set forth in Article IV pertaining to the Securities of the series;

               (17) any restrictions or other provisions with respect to the transfer or exchange of Securities of the series, which may amend, supplement, modify or supersede those contained in this Article II;

               (18) if the Securities of the series are to be convertible into or exchangeable for capital stock, other debt securities (including Securities), warrants, other equity securities or any other securities or property of the Company or any other Person, at the option of the Company or the Holder or upon the occurrence of any condition or event, the terms and conditions for such conversion or exchange;

          (19) whether the Securities of the series are to be entitled to the benefit of Section 4.03(b) and accordingly constitute Rule 144A Securities for the purposes of such Section;

          (20) whether the Securities of the series are to be subject to the provisions of Sections 2.18, 2.19 and 2.20, and if so, any deletions or modification of, or additions to, such Sections and the forms of the Offshore Certificate, the IAI Certificate and the Regulation S Certificate; and

          (21) any other terms of the series (which terms shall not be prohibited by the provisions of this Indenture).

          All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to the Board Resolution referred to above and (subject to Section 2.03) set forth, or determined in the manner provided, in the Officers' Certificate or Company Order referred to above or in any such indenture supplemental hereto.

          If any of the terms of the series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action, together with such Board Resolution, shall be set forth in an Officers' Certificate or certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officers' Certificate or Company Order setting forth the terms of the series.

SECTION 2.02    Denominations.

          The Securities of each series shall be issuable in such denominations as shall be specified as contemplated by Section 2.01. In the absence of any such provisions with respect to the Securities of any series, the Securities of such series denominated in Dollars shall be issuable in denominations of $1,000 and any integral multiples thereof.

SECTION 2.03    Forms Generally.

          The Securities of each series shall be in fully registered form and in substantially such form or forms (including temporary or permanent global form) established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto. The Securities may have notations, legends or endorsements required by law, securities exchange rule, the Company's articles of incorporation, bylaws or other similar governing documents, agreements to which the Company is subject, if any, or usage (provided that any such notation, legend or endorsement is in a form acceptable to the Company). A copy of the Board Resolution establishing the form or forms of Securities of any series shall be delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 2.04 for the authentication and delivery of such Securities.

          The definitive Securities of each series shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the Officers executing such Securities, as evidenced by their execution thereof.

          The Trustee's certificate of authentication shall be in substantially the following form:

          "This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                       CITIBANK, N.A., as Trustee

                                       By: _____________________________________
                                                   Authorized Officer".

SECTION 2.04    Execution, Authentication, Delivery and Dating.

          Two Officers of the Company shall sign the Securities on behalf of the Company by manual or facsimile signature. The Company's seal, if any, shall be impressed, affixed, imprinted or reproduced on the Securities and may be in facsimile form.

          If an Officer of the Company whose signature is on a Security no longer holds that office at the time the Security is authenticated, the Security shall be valid nevertheless.

          A Security shall not be entitled to any benefit under this Indenture or be valid or obligatory for any purpose until authenticated by the manual signature of an authorized signatory of the Trustee, which signature shall be conclusive evidence that the Security has been authenticated under this Indenture. Notwithstanding the foregoing, if any Security has been authenticated and delivered hereunder but never issued and sold by the Company, and the Company delivers such Security to the Trustee for cancellation as provided in
Section 2.13, together with a written statement from an Officer of the Company (which need not comply with Section 10.05 and need not be accompanied by an Opinion of Counsel) stating that such Security has never been issued and sold by the Company, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

          At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company to the Trustee for authentication, and the Trustee shall authenticate and deliver such Securities for original issue upon a Company Order for the authentication and delivery of such Securities or pursuant to such procedures acceptable to the Trustee as may be specified from time to time by Company Order. Such order shall specify the amount of the Securities to be authenticated, the date on which the original issue of Securities is to be authenticated, the name or names of the initial Holder or Holders and any other terms of the Securities of such series not otherwise determined. If provided for in such procedures, such Company Order may authorize (1) authentication and delivery of Securities of such series for original issue from time to time, with certain terms (including, without limitation, the Maturity dates or dates, original issue date or dates and interest rate or rates) that differ from Security to Security and (2) if acceptable to the Trustee, may authorize authentication and delivery pursuant to oral or electronic instructions from the Company or its duly authorized agent, which instructions shall be promptly confirmed in writing.

          If the form or terms of the Securities of the series have been established in or pursuant to one or more Board Resolutions as permitted by
Section 2.01, in authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive (in addition to the Company Order referred to above and the other documents required by Section 10.04), and (subject to
Section 7.01) shall be fully protected in relying upon,

          (a) an Officers' Certificate setting forth the Board Resolution and, if applicable, an appropriate record of any action taken pursuant thereto, as contemplated by the last paragraph of Section 2.01; or

          (b) an Opinion of Counsel to the effect that:

              (i) the form of such Securities has been established in conformity with the provisions of this Indenture;

              (ii) the terms of such Securities have been established in conformity with the provisions of this Indenture; and

              (iii) that such Securities, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws in effect from time to time affecting the rights of creditors generally, and the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          If all the Securities of any series are not to be issued at one time, it shall not be necessary to deliver an Officers' Certificate and Opinion of Counsel at the time of issuance of each such Security, but such Officers' Certificate and Opinion of Counsel shall be delivered at or before the time of issuance of the first Security of the series to be issued.

          The Trustee shall not be required to authenticate such Securities if the issuance of such Securities pursuant to this Indenture would affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner not reasonably acceptable to the Trustee.

          The Trustee may appoint an authenticating agent reasonably acceptable to the Company to authenticate Securities. Unless limited by the terms of such appointment, an authenticating agent may authenticate Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as an Agent to deal with the Company or an Affiliate of the Company.

          Each Security shall be dated the date of its authentication.

SECTION 2.05    Registrar and Paying Agent.

          The Company shall maintain an office or agency for each series of Securities where Securities of such series may be presented for registration of transfer or exchange ("Registrar") and an office or agency where Securities of such series may be presented for payment ("Paying Agent"). The Registrar shall keep a register of the Securities of such series and of their transfer and exchange. The Company may appoint one or more co-registrars and one or more additional paying agents. The term "Registrar" includes any co-registrar and the term "Paying Agent" includes any additional paying agent.

          The Company shall enter into an appropriate agency agreement with any Registrar or Paying Agent not a party to this Indenture. The agreement shall implement the provisions of this Indenture that relate to such Agent. The Company shall notify the Trustee of the name and address of any Agent not a party to this Indenture. The Company may change any Paying Agent or Registrar without notice to any Holder. If the Company fails to appoint or maintain another entity as Registrar or Paying Agent, the Trustee shall act as such. The Company or any of its Subsidiaries may act as Paying Agent or Registrar.

          The Company initially appoints the Trustee as Registrar and Paying Agent.

SECTION 2.06    Paying Agent to Hold Money in Trust.

          The Company shall require each Paying Agent other than the Trustee to agree in writing that the Paying Agent will hold in trust for the benefit of Holders or the Trustee all money held by the Paying Agent for the payment of principal of, premium, if any, or interest on or any Additional Amounts with respect to Securities and will notify the Trustee of any default by the Company in making any such payment. While any such default continues, the Trustee may require a Paying Agent to pay all money held by it to the Trustee and to account for any funds disbursed. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee and to account for any funds disbursed. Upon payment over to the Trustee and upon accounting for any funds disbursed, the Paying Agent (if other than the Company or a Subsidiary of the Company) shall have no further liability for the money. If the Company or a Subsidiary of the Company acts as Paying Agent, it shall segregate and hold in a separate trust fund for the benefit of the Holders all money held by it as Paying Agent. Each Paying Agent shall otherwise comply with TIA (S) 317(b).

SECTION 2.07    Holder Lists.

          The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Holders and shall otherwise comply with TIA (S) 312(a). If the Trustee is not the Registrar with respect to a series of Securities, the Company shall furnish to the Trustee at least five Business Days before each Interest Payment Date with respect to such series of Securities, and at such other times as the Trustee may request in writing, a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Holders of such series, and the Company shall otherwise comply with TIA (S) 312(a).

SECTION 2.08    Transfer and Exchange.

          Except as set forth in Section 2.17 or as may be provided pursuant to
Section 2.01:

          When Securities of any series are presented to the Registrar with the request to register the transfer of such Securities or to exchange such Securities for an equal principal amount of Securities of the same series of like tenor and of other authorized denominations, the Registrar shall register the transfer or make the exchange as requested if its requirements and the requirements of this Indenture for such transactions are met; provided, however, that the Securities presented or surrendered for registration of transfer or exchange shall be duly endorsed or accompanied by a written instruction of transfer in form reasonably satisfactory to the Registrar duly executed by the Holder thereof or by his attorney, duly authorized in writing, on which instruction the Registrar can rely.

          To permit registrations of transfers and exchanges, the Company shall execute and the Trustee shall authenticate Securities at the Registrar's written request and submission of the Securities. No service charge shall be made to a Holder for any registration of transfer or exchange (except as otherwise expressly permitted herein), but the Company may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than such transfer tax or similar governmental charge payable upon exchanges pursuant to Section 2.12, 3.07 or 9.05). The Trustee shall authenticate Securities in accordance with the provisions of
Section 2.04. Notwithstanding any other provisions of this Indenture to the contrary, the Company shall not be required to register the transfer or exchange of (a) any Security selected for redemption in whole or in part pursuant to
Article III, except the unredeemed portion of any Security being redeemed in part, or (b) any Security during the period beginning 15 Business Days before the mailing of notice of any offer to repurchase Securities of the series required pursuant to the terms thereof or of redemption of Securities of a series to be redeemed and ending at the close of business on the date of mailing.

SECTION 2.09    Replacement Securities.

          If any mutilated Security is surrendered to the Trustee, or if the Holder of a Security claims that the Security has been destroyed, lost or stolen and the Company and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of such Security, the Company shall issue and the Trustee shall authenticate a replacement Security of the same series if the Trustee's requirements are met. If any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security. If required by the Trustee or the Company, such Holder must furnish an indemnity bond that is sufficient in the judgment of the Trustee and the Company to protect the Company, the Trustee, any Agent or any authenticating agent from any loss that any of them may suffer if a Security is replaced. The Company and the Trustee may charge a Holder for their expenses in replacing a Security.

          Every replacement Security is an additional obligation of the Company.

SECTION 2.10    Outstanding Securities.

          The Securities outstanding at any time are all the Securities authenticated by the Trustee except for those canceled by it, those delivered to it for cancellation, those reductions in the interest in a Global Security effected by the Trustee hereunder and those described in this Section 2.10 as not outstanding.

          If a Security is replaced pursuant to Section 2.09, it ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced Security is held by a bona fide purchaser.

          If the principal amount of any Security is considered paid under
Section 4.01, it ceases to be outstanding and interest on it ceases to accrue.

          A Security does not cease to be outstanding because the Company or an Affiliate of the Company holds the Security.

SECTION 2.11 Original Issue Discount, Foreign-Currency Denominated and Treasury Securities.

          In determining whether the Holders of the required principal amount of Securities have concurred in any direction, amendment, supplement, waiver or consent, (a) the principal amount of an Original Issue Discount Security shall be the principal amount thereof that would be due and payable as of the date of such determination upon acceleration of the Maturity thereof pursuant to Section 6.02, (b) the principal amount of a Security denominated in a foreign currency shall be the Dollar equivalent, as determined by the Company by reference to the noon buying rate in The City of New York, New York for cable transfers for such currency, as such rate is certified for customs purposes by the Federal Reserve Bank of New York (the "Exchange Rate") on the date of original issuance of such Security, of the principal amount (or, in the case of an Original Issue Discount Security, the Dollar equivalent, as determined by the Company by reference to the Exchange Rate on the date of original issuance of such Security, of the amount determined as provided in (a) above), of such Security and (c) Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded, except that, for the purpose of determining whether the Trustee shall be protected in relying upon any such direction, amendment, supplement, waiver or consent, only Securities that the Trustee actually knows are so owned shall be so disregarded.

SECTION 2.12    Temporary Securities.

          Until definitive Securities of any series are ready for delivery, the Company may prepare and the Trustee shall authenticate temporary Securities. Temporary Securities shall be substantially in the form of definitive Securities, but may have variations that the Company considers appropriate for temporary Securities. Without unreasonable delay, the Company shall prepare and the Trustee shall authenticate definitive Securities in exchange for temporary Securities. Until so exchanged, the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.

SECTION 2.13    Cancellation.

          The Company at any time may deliver Securities to the Trustee for cancellation. The Registrar and the Paying Agent shall forward to the Trustee any Securities surrendered to them for registration of transfer, exchange, payment or redemption or for credit against any sinking fund payment. The Trustee shall cancel all Securities properly surrendered for registration of transfer, exchange, payment, redemption, replacement or cancellation or for credit against any sinking fund. Unless the Company shall direct in writing that canceled Securities be returned to it, all canceled Securities held by the Trustee shall be disposed of in accordance with the usual disposal procedures of the Trustee, and the Trustee shall maintain a record of their disposal. The Company may not issue new Securities to replace Securities that have been paid or that have been delivered to the Trustee for cancellation.

SECTION 2.14    Payments; Defaulted Interest.

          Unless otherwise provided as contemplated by Section 2.01, interest (except defaulted interest) on any Security that is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Persons who are registered Holders of that Security at the close of business on the record date next preceding such Interest Payment Date, even if such Securities are canceled after such record date and on or before such Interest Payment Date. If certificated, the Holder must surrender the Security to a Paying Agent to collect principal payments. Unless otherwise provided with respect to the Securities of any series, the Company will pay the principal of, premium (if any) and interest on and any Additional Amounts with respect to the Securities in Dollars. Such amounts shall be payable at the offices of the Trustee, provided that at the option of the Company, the Company may pay such amounts (1) by wire transfer with respect to Global Securities or (2) by check payable in such money mailed to a Holder's registered address with respect to any Securities. The Trustee shall not be bound to make payment until it is satisfied that full payment has been received from the Company.

          If the Company defaults in a payment of interest on the Securities, it shall pay the defaulted interest in any lawful manner plus, to the extent lawful, interest on the defaulted interest, in each case at the rate provided in the Securities and in Section 4.01. The Company may pay the defaulted interest to the Persons who are Holders on a subsequent special record date. At least 15 days before any special record date selected by the Company, the Company (or the Trustee, in the name of and at the expense of the Company upon 20 days' prior written notice from the Company setting forth such special record date and the interest amount to be paid) shall mail to Holders a notice that states the special record date, the related payment date and the amount of such interest to be paid.

SECTION 2.15    Persons Deemed Owners.

          The Company, the Trustee, any Agent and any authenticating agent may treat the Person in whose name any Security is registered as the owner of such Security for the purpose of receiving payments of principal of, premium (if any) or interest on or any Additional Amounts with respect to such Security and for all other purposes. None of the Company, the Trustee, any Agent or any authenticating agent shall be affected by any notice to the contrary.

SECTION 2.16    Computation of Interest.

          Except as otherwise specified as contemplated by Section 2.01 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a year comprising twelve 30-day months.

SECTION 2.17    Global Securities; Book-Entry Provisions.

          If Securities of a series are issuable in global form as a Global Security, as contemplated by Section 2.01, then, notwithstanding clause (10) of
Section 2.01 and the provisions of Section 2.02, any such Global Security shall represent such of the outstanding Securities of such series as shall be specified therein and may provide that it shall represent the aggregate amount of outstanding Securities from time to time endorsed thereon and that the aggregate amount of outstanding Securities represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges or redemptions. Any endorsement of a Global Security to reflect the amount, or any increase or decrease in the amount, of outstanding Securities represented thereby shall be made by the Trustee (i) in such manner and upon instructions given by such Person or Persons as shall be specified in such Security or in a Company Order to be delivered to the Trustee pursuant to Section 2.04 or (ii) otherwise in accordance with written instructions or such other written form of instructions as is customary for the Depositary for such Security, from such Depositary or its nominee on behalf of any Person having a beneficial interest in such Global Security. Subject to the provisions of Section 2.04 and, if applicable, Section 2.12, the Trustee shall deliver and redeliver any Security in permanent global form in the manner and upon instructions given by the Person or Persons specified in such Security or in the applicable Company Order. With respect to the Securities of any series that are represented by a Global Security, the Company authorizes the execution and delivery by the Trustee of a letter of representations or other similar agreement or instrument in the form customarily provided for by the Depositary appointed with respect to such Global Security. Any Global Security may be deposited with the Depositary or its nominee, or may remain in the custody of the Trustee or the Security Custodian therefor pursuant to a FAST Balance Certificate Agreement or similar agreement between the Trustee and the Depositary. If a Company Order has been, or simultaneously is, delivered, any instructions by the Company with respect to endorsement or delivery or redelivery of a Security in global form shall be in writing but need not comply with Section 10.05 and need not be accompanied by an Opinion of Counsel.

          Members of, or participants in, the Depositary ("Agent Members") shall have no rights under this Indenture with respect to any Global Security held on their behalf by the Depositary, or the Trustee or the Security Custodian as its custodian, or under such Global Security and the Depositary may be treated by the Company, the Trustee or the Security Custodian and any agent of the Company, the Trustee or the Security Custodian as the absolute owner of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, (i) the registered holder of a Global Security may grant proxies and otherwise authorize any Person, including Agent Members and Persons that may hold interests through Agent Members, to take any action that a Holder is entitled to take under this Indenture or the Securities and (ii) nothing herein shall prevent the Company, the Trustee or the Security Custodian, or any agent of the Company, the Trustee or the Security Custodian, from giving effect to any written certification, proxy or other authorization furnished by the Depositary or shall impair, as between the Depositary and its Agent Members, the operation of customary practices governing the exercise of the rights of a beneficial owner of any Security.

          Notwithstanding Section 2.08, and except as otherwise provided pursuant to Section 2.01: Transfers of a Global Security shall be limited to transfers of such Global Security in whole, but not in part, to the Depositary, its successors or their respective nominees. Interests of beneficial owners in a Global Security may be transferred in accordance with the rules and procedures of the Depositary. Securities shall be transferred to all beneficial owners in exchange for their beneficial interests in a Global Security if, and only if, either (1) the Depositary notifies the Company that it is unwilling or unable to continue as Depositary for the Global Security and a successor Depositary is not appointed by the Company within 90 days of such notice, (2) an Event of Default has occurred with respect to such series and is continuing and the Registrar has received a request from the Depositary to issue Securities in lieu of all or a portion of the Global Security (in which case the Company shall deliver Securities within 30 days of such request) or (3) the Company determines not to have the Securities represented by a Global Security.

          In connection with any transfer of a portion of the beneficial interest in a Global Security to beneficial owners pursuant to this Section 2.17, the Registrar shall reflect on its books and records the date and a decrease in the principal amount of the Global Security in an amount equal to the principal amount of the beneficial interest in the Global Security to be transferred, and the Company shall execute, and the Trustee upon receipt of a Company Order for the authentication and delivery of Securities shall authenticate and deliver, one or more Securities of the same series of like tenor and amount.

          In connection with the transfer of all the beneficial interest in a Global Security to beneficial owners pursuant to this Section 2.17, the Global Security shall be deemed to be surrendered to the Trustee for cancellation, and the Company shall execute, and the Trustee shall, upon receipt of a Company Order, authenticate and deliver, to each beneficial owner identified by the Depositary in exchange for its beneficial interest in the Global Security, an equal aggregate principal amount of Securities of authorized denominations.

          Neither the Company nor the Trustee will have any responsibility or liability for any aspect of the records relating to, or payments made on account of, Securities by the Depositary, or for maintaining, supervising or reviewing any records of the Depositary relating to such Securities. Neither the Company nor the Trustee shall be liable for any delay by the related Global Security Holder or the Depositary in identifying the beneficial owners, and each such Person may conclusively rely on, and shall be protected in relying on, instructions from such Global Security Holder or the Depositary for all purposes (including with respect to the registration and delivery, and the respective principal amounts, of the Securities to be issued).

          The provisions of the last sentence of the third paragraph of Section
2.04 shall apply to any Global Security if such Global Security was never issued and sold by the Company and the Company delivers to the Trustee the Global Security together with written instructions (which need not comply with Section
10.05 and need not be accompanied by an Opinion of Counsel) with regard to the cancellation or reduction in the principal amount of Securities represented thereby, together with the written statement contemplated by the last sentence of the third paragraph of Section 2.04.

          Notwithstanding the provisions of Sections 2.03 and 2.17, unless otherwise specified as contemplated by Section 2.01, payment of principal of, premium (if any) and interest on and any Additional Amounts with respect to any Global Security shall be made to the Depositary.

          The Company in issuing the Securities may use CUSIP numbers (if then generally in use), and, if so, the Trustee shall use CUSIP numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee of any change in the CUSIP numbers.

          Notwithstanding anything herein to the contrary, delivery or surrender of a Security shall not be required in the case of Global Securities in order to obtain the rights or benefits provided hereunder upon the delivery or surrender of a Security.

SECTION 2.18    Form of Restricted Securities.

          Unless otherwise provided in an Officers' Certificate or in a Company Order establishing the terms of the Securities pursuant to Section 2.01, or established in one or more indentures supplemental hereto, Restricted Securities may be resold initially only (A) to "qualified institutional buyers", as defined in Rule 144A ("QIBs"), (B) to a limited number of other institutional "accredited investors", as defined in Rule 501(a)(1), (2), (3) and (7) of Regulation D under the Securities Act ("IAIs") and (C) in offshore transactions to Non-U.S. Persons in reliance on Regulation S under the Securities Act. Such Securities may thereafter be transferred to, among others, QIBs pursuant to Rule 144A, Non-U.S. Persons in reliance on Regulation S and pursuant to other exemptions from, or in transactions not subject to, the registration requirements of the Securities Act, including sales to IAIs that are not QIBs, in accordance with the procedure described herein.

          Each Rule 144A Security offered and sold to QIBs will be issued on the Issue Date in the form of a permanent Global Security, without interest coupons, substantially in the form specified pursuant to Section 2.01, including appropriate legends as set forth in Section 2.19(a) and (c) (the "U.S. Global Securities"), registered in the name of the nominee of the Depositary, deposited with the Trustee, as custodian for the Depositary, duly executed by the Company and authenticated by the Trustee as hereinafter provided. The U.S. Global Securities may be represented by more than one certificate, if so required by the Depositary's rules regarding the maximum principal amount to be represented by a single certificate. The aggregate principal amount of the U.S. Global Securities may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for the Depositary or its nominee, as hereinafter provided.

         Each series of Securities offered and sold in offshore transactions in reliance on Regulation S ("Regulation S Securities") shall be issued initially in the form of one or more temporary Global Securities in registered form, without interest coupons, substantially in the form specified pursuant to
Section 2.01, including appropriate legends as set forth in Section 2.19(b) and
(c) (the "Temporary Offshore Global Securities"), registered in the name of the nominee of the Depositary, deposited with the Trustee, as custodian for the Depositary, duly executed by the Company and authenticated by the Trustee as hereinafter provided. The aggregate principal amount of the Offshore Global Securities (as defined below) may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for the Depositary or its nominee, as hereinafter provided. At any time after the termination of the Distribution Compliance Period, upon receipt by the Trustee and the Company of a certificate (the "Offshore Certificate") substantially in the form specified pursuant to Section 2.01, one or more permanent Global Securities in registered form substantially in the form specified pursuant to Section 2.01, including appropriate legends as set forth in Section 2.19(c) (the "Permanent Offshore Global Securities"; and together with the Temporary Offshore Global Securities, the "Offshore Global Securities") duly executed by the Company and authenticated by the Trustee as hereinafter provided shall be deposited with the Trustee, as custodian for the Depositary or its nominee, and the Registrar shall reflect on its books and records the date and a decrease in the principal amount of the applicable Temporary Offshore Global Security in an amount equal to the principal amount of the beneficial interest in the applicable Temporary Offshore Global Security transferred in exchange for a beneficial interest in the applicable Permanent Offshore Global Security and a corresponding increase in the principal amount of the corresponding Permanent Offshore Global Security.

         Securities offered and sold to IAIs and Securities issued pursuant to
Section 2.17 in exchange for interests in the U.S. Global Securities shall be issued in the form of permanent certificated Securities in registered form, without interest coupons, in substantially the form specified pursuant to
Section 2.01, including appropriate legends as set forth in Section 2.19(a) (the "U.S. Physical Securities").

         Securities issued pursuant to Section 2.17 in exchange for interests in the Permanent Offshore Global Securities shall be in the form of permanent certificated Securities in registered form substantially in the form specified pursuant to Section 2.01 (the "Offshore Physical Securities").

         The Offshore Physical Securities and U.S. Physical Securities are sometimes collectively herein referred to as the "Physical Securities."

SECTION 2.19   Restrictive Legends for Restricted Securities.

         Unless otherwise provided in an Officers' Certificate or in a Company Order establishing the terms of the Securities pursuant to Section 2.01, or established in one or more indentures supplemental hereto, and unless and until a Restricted Security is sold in connection with an effective registration statement under the Securities Act or the Company determines to eliminate the use of any or all of the legends provided below, (A) the U.S. Global Securities shall bear the legends set forth in subparagraphs (a) and (c) below on the face thereof, (B) the U.S. Physical Securities shall bear the applicable legend set forth in subparagraph (a) below on the face thereof, and (C) the Temporary Offshore Global Security shall bear the legends set forth in subparagraphs (b) and (c) below on the face thereof.

         (a) THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES
ACT), (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT) ("INSTITUTIONAL ACCREDITED INVESTOR") OR (C) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT;
(2) AGREES THAT IT WILL NOT, PRIOR TO EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THIS SECURITY UNDER RULE 144(k) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION), RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT
(A) TO THE COMPANY OR ONE OF ITS SUBSIDIARIES, (B) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) INSIDE THE UNITED STATES TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THIS SECURITY (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE TRUSTEE), (D) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), (E) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT (AND WHICH CONTINUES TO BE EFFECTIVE AT THE TIME OF SUCH TRANSFER) OR (F) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THIS SECURITY PRIOR TO THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THIS SECURITY UNDER RULE 144(k) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION), THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO THE TRUSTEE. IF THE PROPOSED TRANSFEREE IS AN INSTITUTIONAL ACCREDITED INVESTOR OR IS A PURCHASER WHO IS NOT A U.S. PERSON, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE TRUSTEE SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS IT MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THIS LEGEND WILL BE REMOVED UPON THE EARLIER OF THE TRANSFER OF THIS SECURITY PURSUANT TO CLAUSE 2(E) ABOVE OR UPON ANY TRANSFER OF THIS SECURITY UNDER RULE 144(k)

UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION). AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF ANY EXEMPTION PROVIDED BY RULE 144(k) UNDER THE SECURITIES ACT.

         (b) THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U. S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS, AND, ACCORDINGLY, PRIOR TO THE EXPIRATION OF THE DISTRIBUTION COMPLIANCE PERIOD, THIS SECURITY MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED TO ANY U.S. PERSON OUTSIDE THE UNITED STATES OR ANY PERSON IN THE UNITED STATES. EACH HOLDER AND BENEFICIAL OWNER, BY ITS ACCEPTANCE OF THIS SECURITY, REPRESENTS THAT IT UNDERSTANDS AND AGREES TO THE FOREGOING AND FOLLOWING RESTRICTIONS. THIS LEGEND WILL BE REMOVED AFTER THE END OF THE DISTRIBUTION COMPLIANCE PERIOD, AFTER WHICH THIS SECURITY SHALL NO LONGER BE SUBJECT TO THE RESTRICTIONS PROVIDED IN THIS LEGEND, PROVIDED THAT AT SUCH TIME AND THEREAFTER THE OFFER OR SALE OF THIS SECURITY WOULD NOT BE RESTRICTED UNDER ANY APPLICABLE SECURITIES LAWS OF THE UNITED STATES OR OF THE STATES OR TERRITORIES OF THE UNITED STATES. AS USED HEREIN, THE TERMS "DISTRIBUTION COMPLIANCE PERIOD," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

         (c) Each Global Security shall bear the following legend on the face thereof:

     "UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF."

SECTION 2.20   Special Transfer Provisions of the Restricted Securities.

         Unless otherwise provided in an Officers' Certificate or in a Company Order establishing the terms of the Securities pursuant to Section 2.01, or established in one or more indentures supplemental hereto, and unless and until a Restricted Security is sold in connection with an effective registration statement under the Securities Act or the Company determines to terminate the applicability of any of the following provisions, the following provisions shall apply:

         (a) Transfers to Non-QIB IAIs. The following provisions shall apply with respect to the registration of any proposed transfer of a Security or any beneficial interest therein to any IAI which is not a QIB (excluding Non-U.S. Persons):

         (1) The Registrar shall register the transfer of any Security or beneficial interest therein, whether or not such Security bears the Private Placement Legend, if (x) the requested transfer is after the time period referred to in Rule 144(k) under the Securities Act or (y) the proposed transferee has delivered to the Registrar a certificate (the "IAI Certificate") substantially in the form specified pursuant to Section 2.01 and an Opinion of Counsel as to compliance with the Securities Act.

         (2) If the proposed transferor is an Agent Member holding a beneficial interest in the U.S. Global Securities, upon receipt by the Registrar of (x) the documents, if any, required by paragraph (1) above and
     (y) instructions given in accordance with the Depositary's and the Registrar's procedures, the Registrar shall reflect on its books and records the date and a decrease in the principal amount of the U.S. Global Securities in an amount equal to the principal amount of the beneficial interest in the U.S. Global Securities to be transferred, and the Company shall execute, and the Trustee shall authenticate and deliver, one or more U.S. Physical Securities of like tenor and amount.

         (b) Transfers to QIBs. The following provisions shall apply with respect to the registration of any proposed transfer of a Security or beneficial interest therein to a QIB (excluding Non-U.S. Persons):

         (1) If the Security to be transferred consists of (x) U.S. Physical Securities, the Registrar shall register the transfer if such transfer is being made by a proposed transferor who has checked the box provided for on the form of Security stating, or has otherwise advised the Company and the Registrar in writing, that the sale has been made in compliance with the provisions of Rule 144A to a transferee who has signed the certification provided for on the form of Security stating, or has otherwise advised the Company and the Registrar in writing, that it is purchasing the Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a QIB within the meaning of Rule 144A and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as it has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A or (y) an interest in the U.S. Global Securities, the transfer of such interest may be effected only through the book entry system maintained by the Depositary.

         (2) If the proposed transferee is an Agent Member, and the Security to be transferred consists of U.S. Physical Securities, upon receipt by the Registrar of the documents referred to in paragraph (1) above and instructions given in accordance with the Depositary's and the Registrar's procedures, the Registrar shall reflect on its books and records the date and an increase in the principal amount of U.S. Global Securities in an amount equal to the principal amount of the U.S. Physical Securities to be transferred, and the Trustee shall cancel the U.S. Physical Securities so transferred.

         (c) Transfers of Interests in the Temporary Offshore Global Securities. The following provisions shall apply with respect to registration of any proposed transfer of an interest in a Temporary Offshore Global Security:

         (1) The transfer of such interest may be effected only through the book entry system maintained by the appropriate Depositary and only if (x) the proposed transferee is a Non-U.S. Person and the proposed transferor has delivered to the Registrar a certificate (the "Regulation S Certificate") substantially in the form specified pursuant to Section 2.01 or (y) the proposed transferee is a QIB and the proposed transferor has checked the box provided for on the form of Security stating, or has otherwise advised the Company and the Registrar in writing, that the sale has been made in compliance with the provisions of Rule 144A to a transferee who has signed the certification provided for on the form of Security stating, or has otherwise advised the Company and the Registrar in writing, that it is purchasing the Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a QIB within the meaning of Rule 144A, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as it has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A.

         (2) If the proposed transferee is an Agent Member, upon receipt by the Registrar of the documents referred to in clause (1)(y) above and instructions given in accordance with the Depositary's and the Registrar's procedures, the Registrar shall reflect on its books and records the date and an increase in the principal amount of the U.S. Global Securities in an amount equal to the principal amount of the Temporary Offshore Global Securities to be transferred, and the Trustee shall decrease the amount of the Temporary Offshore Global Securities.

         (d) Transfers of Interests in the Permanent Offshore Global Securities or Offshore Physical Securities. The following provisions shall apply with respect to any transfer of interests in Permanent Offshore Global Securities or Offshore Physical Securities. The Registrar shall register the transfer of any such Security without requiring any additional certification. The transfer of interests in the Permanent Offshore Global Securities may be effected only through the book entry system maintained by the appropriate Depositary. The Registrar shall reflect on its books and records the date and a decrease in the principal amount of the Permanent Offshore Global Securities in an amount equal to the principal amount of the beneficial interest in such Security to be transferred, and, if the proposed transferee is an Agent Member that will take delivery in the form of a beneficial interest in a Global Security, upon receipt by the Registrar of instructions given in accordance with the Depositary's and the Registrar's procedures, the Registrar shall reflect on its books and records the date and an increase in the principal amount of such new Global Securities in an amount equal to the principal amount of the applicable Securities to be transferred and will simultaneously cancel a like principal amount of physical Securities being surrendered for transfer or exchange, or simultaneously record a decrease in like principal amount of the Global Security the beneficial interest in which is being surrendered for transfer or exchange, as applicable.

          (e) Transfers to Non-U.S. Persons at Any Time. The following provisions shall apply with respect to any transfer of a Security or a beneficial interest therein to a Non-U.S. Person:

          (1) Prior to the termination of the Distribution Compliance Period, the Registrar shall register any proposed transfer of a Security to a Non-U.S. Person upon receipt of a certificate substantially in the form of the Regulation S Certificate from the proposed transferor.

          (2) On and after the termination of the Distribution Compliance Period, the Registrar shall register any proposed transfer to any Non-U.S. Person if the Security to be transferred is a U.S. Physical Security or an interest in U.S. Global Securities, upon receipt of a certificate substantially in the form of the Regulation S Certificate from the proposed transferor. If the Security to be transferred is a U.S. Physical Security, the Company shall execute, and the Trustee shall authenticate and deliver, one or more Offshore Physical Securities of like tenor and amount, or, if the proposed transferee is an Agent Member, upon receipt by the Registrar of instructions given in accordance with the Depositary's and the Registrar's procedures, the Registrar shall reflect on its books and records the date and an increase in the principal amount of the Offshore Global Securities in an amount equal to the principal amount of the U.S. Physical Securities to be transferred, and the Trustee shall cancel the U.S. Physical Securities so transferred.

          (3) (a) If the proposed transferor is an Agent Member holding a beneficial interest in the U.S. Global Securities, upon receipt by the Registrar of (x) the documents, if any, required by paragraph (2) and (y) instructions in accordance with the Depositary's and the Registrar's procedures, the Registrar shall reflect on its books and records the date and a decrease in the principal amount of the U.S. Global Securities in an amount equal to the principal amount of the beneficial interest in the U.S. Global Securities to be transferred, and (b) if the proposed transferee is an Agent Member, upon receipt by the Registrar of instructions given in accordance with the Depositary's and the Registrar's procedures, the Registrar shall reflect on its books and records the date and an increase in the principal amount of the Offshore Global Securities in an amount equal to the principal amount of the U.S. Global Securities to be transferred, and the Trustee shall decrease the principal amount of the U.S. Global Securities.

          (f) Private Placement Legend. Upon the transfer, exchange or replacement of Securities not bearing the Private Placement Legend, the Registrar shall deliver Securities that do not bear the Private Placement Legend. Upon the transfer, exchange or replacement of Securities bearing the Private Placement Legend, the Registrar shall deliver only Securities that bear the Private Placement Legend unless either (i) the circumstances contemplated by paragraph (a)(1)(x) or (e)(2) of this Section 2.20 exist or
     (ii) there is delivered to the Registrar an Opinion of Counsel reasonably satisfactory to the Company to the effect that neither such legend nor the related restrictions on transfer are required in order to maintain compliance with the provisions of the Securities Act.

          (g) General. By its acceptance of any Security bearing the Private Placement Legend, each Holder of such a Security acknowledges the restrictions on transfer of such Security set forth in this Indenture and in the Private Placement Legend and agrees that it will transfer such Security only as provided in this Indenture. The Registrar shall be entitled to receive and rely on written instructions from the Company verifying that such transfer complies with such restrictions on transfer. In connection with any transfer of Securities, each Holder agrees by its acceptance of the Securities to furnish the Registrar or the Company such certifications, legal opinions or other information as either of them may reasonably require to confirm that such transfer is being made pursuant to an exemption from, or a transaction not subject to, the registration requirements of the Securities Act; provided that the Registrar shall not be required to determine (but may rely on a determination made by the Company with respect to) the sufficiency of any such certifications, legal opinions or other information.

          The Registrar shall retain copies of all letters, notices and other written communications received pursuant to Section 2.08 or this Section 2.20. The Company shall have the right to inspect and make copies of all such letters, notices or other written communications at any reasonable time upon the giving of reasonable written notice to the Registrar.

                                  ARTICLE III

                                   REDEMPTION

SECTION 3.01   Applicability of Article.

          Securities of any series that are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 2.01 for Securities of any series) in accordance with this Article III.

SECTION 3.02   Notice to the Trustee.

          If the Company elects to redeem Securities of any series pursuant to this Indenture, it shall notify the Trustee of the Redemption Date and principal amount of Securities of such series to be redeemed. The Company shall so notify the Trustee at least 45 days before the Redemption Date (unless a shorter notice shall be satisfactory to the Trustee) by delivering to the Trustee an Officers' Certificate stating that such redemption will comply with the provisions of this Indenture and of the Securities of such series. Any such notice may be canceled at any time prior to the mailing of such notice of such redemption to any Holder and shall thereupon be void and of no effect.

SECTION 3.03   Selection of Securities To Be Redeemed.

          If less than all the Securities of any series are to be redeemed (unless all of the Securities of such series of a specified tenor are to be redeemed), the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the outstanding Securities of such series (and tenor) not previously called for redemption, either pro rata, by lot or by such other method as the Trustee shall deem appropriate in accordance with industry standards at the time of such redemption and that may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Securities of that series or any integral multiple thereof) of the principal amount of Securities of such series of a denomination larger than the minimum authorized denomination for Securities of that series or of the principal amount of Global Securities of such series; provided, that if at the time of redemption such Securities are registered as a Global Security, the Depositary shall determine, in accordance with its procedures, the principal amount of such Securities held by each beneficial owner of Securities to be redeemed.

          The Trustee shall promptly notify the Company and the Registrar in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

          For purposes of this Indenture, unless the context otherwise requires, all provisions relating to redemption of Securities shall relate, in the case of any of the Securities redeemed or to be redeemed only in part, to the portion of the principal amount thereof which has been or is to be redeemed.

SECTION 3.04   Notice of Redemption.

          Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 20 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at the address of such Holder appearing in the register of Securities maintained by the Registrar.

          All notices of redemption shall identify the Securities to be redeemed and shall state:

          (1)  the Redemption Date;

          (2)  the Redemption Price;

          (3) that, unless the Company defaults in making the redemption payment, interest on Securities called for redemption ceases to accrue on and after the Redemption Date, and the only remaining right of the Holders of such Securities is to receive payment of the Redemption Price upon surrender to the Paying Agent of the Securities redeemed;

          (4) if any Security is to be redeemed in part, the portion of the principal amount thereof to be redeemed and that on and after the Redemption Date, upon surrender for cancellation of such Security to the Paying Agent, a new Security or Securities in the aggregate principal amount equal to the unredeemed portion thereof will be issued without charge to the Holder;

          (5) that Securities called for redemption must be surrendered to the Paying Agent to collect the Redemption Price and the name and address of the Paying Agent;

          (6) that the redemption is for a sinking or analogous fund, if such is the case;

          (7)  the CUSIP number, if any, relating to such Securities; and

          (8) if applicable, the date on which the right to convert is terminated.

          Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's written request, by the Trustee in the name and at the expense of the Company.

SECTION 3.05   Effect of Notice of Redemption.

          Once notice of redemption is mailed, Securities called for redemption become due and payable on the Redemption Date and at the Redemption Price. Such Securities called for redemption shall be paid at the Redemption Price, but interest installments whose maturity is on or prior to such Redemption Date will be payable on the relevant Interest Payment Dates to the Holders of record at the close of business on the relevant record dates specified pursuant to Section
2.01. In the case of certificated Securities, such payments shall be made only upon surrender of the certificate to the Paying Agent.

SECTION 3.06   Deposit of Redemption Price.

          On or prior to any Redemption Date, the Company shall deposit with the Trustee or the Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 2.06) an amount of money in same day funds sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on and any Additional Amounts with respect to, the Securities or portions thereof which are to be redeemed on that date, other than Securities or portions thereof called for redemption on that date which have been delivered by the Company to the Trustee for cancellation. The Trustee shall not be bound to make payment until it is satisfied that full payment has been received from the Company.

          If the Company complies with the preceding paragraph, then, unless the Company defaults in the payment of such Redemption Price, interest on the Securities to be redeemed will cease to accrue on and after the applicable Redemption Date, whether or not such Securities are presented for payment, and the Holders of such Securities shall have no further rights with respect to such Securities except for the right to receive the Redemption Price upon surrender of such Securities, if certificated. If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal, premium, if any, any Additional Amounts, and, to the extent lawful, accrued interest thereon shall, until paid, bear interest from the Redemption Date at the rate specified pursuant to Section 2.01 or provided in the Securities or, in the case of Original Issue Discount Securities, such Securities' yield to maturity.

SECTION 3.07   Securities Redeemed or Purchased in Part.

          Upon surrender to the Paying Agent of a Security to be redeemed in part, the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such Security without service charge a new Security or Securities, of the same series and of any authorized denomination as requested by such Holder in aggregate principal amount equal to, and in exchange for, the unredeemed portion of the principal of the Security so surrendered that is not redeemed.

SECTION 3.08   Purchase of Securities.

          Unless otherwise specified as contemplated by Section 2.01, the Company and any Affiliate of the Company may at any time purchase or otherwise acquire Securities in the open market or by private agreement. Such acquisition shall not operate as or be deemed for any purpose to be a redemption of the indebtedness represented by such Securities. Any Securities purchased or acquired by the Company may be delivered to the Trustee and, upon such delivery, the indebtedness represented thereby shall be deemed to be satisfied. Section
2.13 shall apply to all Securities so delivered.

SECTION 3.09   Mandatory and Optional Sinking Funds.

          The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment," and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "optional sinking fund payment." Unless otherwise provided by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 3.10. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series and by this Article III.

SECTION 3.10   Satisfaction of Sinking Fund Payments with Securities.

          The Company may deliver outstanding Securities of a series (other than any previously called for redemption) and may apply as a credit Securities of a series that have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Securities of such series required to be made pursuant to the terms of such series of Securities; provided that such Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

SECTION 3.11   Redemption of Securities for Sinking Fund.

          Not less than 45 days prior (unless a shorter period shall be satisfactory to the Trustee) to each sinking fund payment date for any series of Securities, the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivery of or by crediting Securities of that series pursuant to
Section 3.10 and will also deliver to the Trustee any Securities to be so delivered. Failure of the Company to timely deliver such Officers' Certificate and Securities specified in this paragraph, if any, shall not constitute a default but shall constitute the election of the Company (i) that the mandatory sinking fund payment for such series due on the next succeeding sinking fund payment date shall be paid entirely in cash without the option to deliver or credit Securities of such series in respect thereof and (ii) that the Company will make no optional sinking fund payment with respect to such series as provided in this Section.

          If the sinking fund payment or payments (mandatory or optional or both) to be made in cash on the next succeeding sinking fund payment date plus any unused balance of any preceding sinking fund payments made in cash shall exceed $100,000 (or the Dollar equivalent thereof based on the applicable Exchange Rate on the date of original issue of the applicable Securities) or a lesser sum if the Company shall so request with respect to the Securities of any particular series, such cash shall be applied on the next succeeding sinking fund payment date to the redemption of Securities of such series at the sinking fund redemption price together with accrued interest to the date fixed for redemption. If such amount shall be $100,000 (or the Dollar equivalent thereof as aforesaid) or less and the Company makes no such request then it shall be carried over until a sum in excess of $100,000 (or the Dollar equivalent thereof as aforesaid) is available. Not less than 30 days before each such sinking fund payment date, the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 3.03 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 3.04. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 3.05, 3.06 and 3.07.

                                   ARTICLE IV

                                    COVENANTS

SECTION 4.01   Payment of Securities.

          The Company shall pay the principal of, premium (if any) and interest on and any Additional Amounts with respect to the Securities of each series on the dates and in the manner provided in the Securities of such series and in this Indenture. Principal, premium, interest and any Additional Amounts shall be considered paid on the date due if the Paying Agent, other than the Company or a Subsidiary of the Company, holds on that date money deposited by the Company designated for and sufficient to pay all principal, premium (if any), interest and any Additional Amounts then due.

          The Company shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal and premium (if any), at a rate equal to the then applicable interest rate on the Securities to the extent lawful; and it shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest and any Additional Amount (without regard to any applicable grace period) at the same rate to the extent lawful.

SECTION 4.02   Maintenance of Office or Agency.

          The Company will maintain in each Place of Payment for any series of Securities an office or agency (which may be an office of the Trustee, the Registrar or the Paying Agent) where Securities of that series may be presented for registration of transfer or exchange, where Securities of that series may be presented for payment and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. Unless otherwise designated by the Company by written notice to the Trustee, such office or agency shall be the office of the Trustee, which on the date hereof is located at 111 Wall Street, 14th Floor, New York, New York 10005. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee.

          The Company may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for Securities of any series for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

SECTION 4.03   SEC Reports; Financial Statements.

          (a) If the Company is subject to Section 13 or 15(d) of the Exchange Act, the Company shall file with the Trustee, within 15 days after it files the same with the SEC, copies of the annual reports and the information, documents and other reports (or copies of such portions of any of the foregoing as the SEC may by rules and regulations prescribe) that the Company is required to file with the SEC pursuant to Section 13 or 15(d) of the Exchange Act. If this Indenture is qualified under the TIA, but not otherwise, the Company shall also comply with the provisions of TIA (S) 314(a).

          (b) If the Company is not subject to the requirements of Section 13 or 15(d) of the Exchange Act, the Company shall furnish to the Trustee and all Holders of Rule 144A Securities and prospective purchasers of Rule 144A Securities designated by the Holders of Rule 144A Securities, promptly upon their request, the information required to be delivered pursuant to Rule 144A(d)(4) promulgated under the Securities Act.

SECTION 4.04   Compliance Certificate.

          (a) The Company shall deliver to the Trustee, within 120 days after the end of each fiscal year of the Company, a statement, signed by the principal executive officer, principal financial officer or principal accounting officer of the Company, which need not constitute an Officers' Certificate, complying with TIA (S) 314(a)(4) and stating that in the course of performance by the signing Officer of the Company of his duties as such Officer of the Company he would normally obtain knowledge of the keeping, observing, performing and fulfilling by the Company of its obligations under this Indenture, and further stating that to the best of his knowledge the Company has kept, observed, performed and fulfilled each and every covenant contained in this Indenture and is not in default in the performance or observance of any of the terms, provisions and conditions hereof (or, if a Default or Event of Default shall have occurred, describing all such Defaults or Events of Default of which such Officer may have knowledge and what action the Company is taking or proposes to take with respect thereto).

          (b) The Company shall, so long as Securities of any series are outstanding, deliver to the Trustee, as soon as practicable, but in no event more than 5 Business Days after, any Officer of the Company becoming aware of any Default or Event of Default under this Indenture, an Officers' Certificate specifying such Default or Event of Default and what action the Company is taking or proposes to take with respect thereto.

SECTION 4.05   Existence.

          Subject to Article V hereof, the Company shall do or cause to be done all things necessary to preserve and keep in full force and effect its existence and the existence of each of its Subsidiaries and all rights (charter and statutory) and franchises of the Company and its Subsidiaries, provided that the Company shall not be required to preserve the existence of any Subsidiary of the Company or any such right or franchise if the Company shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and its Subsidiaries taken as a whole and that the loss thereof would not have a material adverse effect on the business, prospects, assets or financial condition of the Company and its Subsidiaries taken as a whole and would not have any material adverse effect on the payment and performance of the obligations of the Company under the Securities and this Indenture.

SECTION 4.06   Waiver of Stay, Extension or Usury Laws.

          The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury law or other law that would prohibit or forgive the Company from paying all or any portion of the principal of or interest on the Securities as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Indenture; and (to the extent that it may lawfully do so) the Company hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

SECTION 4.07   Additional Amounts.

          If the Securities of a series expressly provide for the payment of Additional Amounts, the Company will pay to the Holder of any Security of such series Additional Amounts as expressly provided therein. Whenever in this Indenture there is mentioned, in any context, the payment of the principal of or any premium or interest on, or in respect of, any Security of any series or the net proceeds received from the sale or exchange of any Security of any series, such mention shall be deemed to include mention of the payment of Additional Amounts provided for in this Section 4.07 to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof pursuant to the provisions of this Section 4.07 and express mention of the payment of Additional Amounts (if applicable) in any provisions hereof shall not be construed as excluding Additional Amounts in those provisions hereof where such express mention is not made.

          Unless otherwise provided pursuant to Section 2.01 with respect to Securities of any series: If the Securities of a series provide for the payment of Additional Amounts, at least ten days prior to the first Interest Payment Date with respect to that series of Securities (or if the Securities of that series will not bear interest prior to Maturity, the first day on which a payment of principal and any premium is made), and at least ten days prior to each date of payment of principal and any premium or interest if there has been any change with respect to the matters set forth in the below-mentioned Officers' Certificate, the Company shall furnish the Trustee and the Company's principal Paying Agent or Paying Agents, if other than the Trustee, with an Officers' Certificate instructing the Trustee and such Paying Agent or Paying Agents whether such payment of principal of and any premium or interest on the Securities of that series shall be made to Holders of Securities of that series without withholding for or on account of any tax, assessment or other governmental charge described in the Securities of that series. If any such withholding shall be required, then such Officers' Certificate shall specify by country the amount, if any, required to be withheld on such payments to such Holders of Securities and the Company will pay to such Paying Agent the Additional Amounts required by this Section. The Company covenants to indemnify the Trustee and any Paying Agent for and to hold them harmless against any loss, liability or expense reasonably incurred without negligence or willful misconduct on their part arising out of or in connection with actions taken or omitted by any of them in reliance on any Officers' Certificate furnished pursuant to this Section 4.07.

SECTION 4.08   Limitation on Liens.

          The Company will not itself, and will not permit any Restricted Subsidiary to, incur, issue, assume or guarantee any Debt secured by a Mortgage, on any Restricted Property, or on any shares of stock, ownership interests in, or indebtedness of a Restricted Subsidiary, without effectively providing concurrently with the incurrence, issuance, assumption or guarantee of such secured Debt that the Securities (together with, if the Company shall so determine, any other indebtedness or other obligation of the Company or such Restricted Subsidiary then existing or thereafter created ranking on a parity with the Securities) shall be secured equally and ratably with (or prior to) such secured Debt, so long as such secured Debt shall be so secured, unless, after giving effect thereto, the aggregate amount of all such secured Debt (excluding any Debt secured by Mortgages of the types referred to in clauses (a) through (e) below) plus all Attributable Debt of the Company and its Restricted Subsidiaries in respect of Sale and Leaseback Transactions (as defined in Section 4.09) involving Restricted Property, but excluding any Attributable Debt in respect of any such Sale and Leaseback Transactions, the proceeds of which have been applied to the retirement of Funded Debt pursuant to clause (c) of Section 4.09, would not exceed 10% of Consolidated Net Assets; provided, however, that this Section 4.08 shall not apply to:

          (a) Mortgages existing on the date of first issuance of a series of Securities;

          (b) Mortgages on property of, or on any shares of stock, ownership interests in or indebtedness of, any Person existing at the time such Person becomes a Subsidiary or a Restricted Subsidiary;

          (c) Mortgages on property existing at the time of acquisition thereof (including acquisition through merger or consolidation) or to secure the payment of all or any part of the purchase price or cost of construction, development, expansion or improvement thereof or to secure any indebtedness incurred prior to, at the time of, or within 12 months after, the acquisition or completion of construction, development, expansion or improvement of such property or its commencement of commercial operations for the purpose of financing all or any part of the purchase price or cost of construction, development, expansion or improvement thereof;

          (d)  Mortgages in favor of the Company or any Restricted Subsidiary;
and

          (e) any extension, renewal or replacement (or successive extensions, renewals or replacements), as a whole or in part, of any Mortgage referred to in the foregoing clauses (a) to (d), inclusive; provided, that such extension, renewal or replacement Mortgage shall be limited to all or a part of the same property that secured the Mortgage extended, renewed or replaced (plus improvements on such property).

          The following types of transactions shall not be deemed to create Debt secured by a Mortgage within the meaning of the foregoing paragraph: the Mortgage of any property of the Company or any Subsidiary in favor of the United States, or any state, or any entity, department, agency, instrumentality or political subdivision of either, to secure partial, progress, advance or other payments to the Company or any Subsidiary pursuant to the provisions of any contract or statute, or the Mortgage of any property to secure indebtedness of the pollution control, industrial revenue or other revenue bond type.

SECTION 4.09   Limitation on Sale and Leaseback Transactions.

          The Company will not itself, and will not permit any Restricted Subsidiary to, enter into any arrangement with any bank, insurance company or other lender or investor (not including the Company or any Restricted Subsidiary), or to which any such lender or investor is a party, providing for the leasing by the Company or such Restricted Subsidiary for a period, including renewals, in excess of three years of any Restricted Property that has been owned and operated by the Company or such Restricted Subsidiary for more than 12 months and which has been or is to be sold or transferred by the Company or such Restricted Subsidiary to such lender or investor or to any Person to whom funds have been or are to be advanced by such lender or investor on the security of such Restricted Property (herein referred to as a "Sale and Leaseback Transaction") unless either:

          (a) the Company or such Restricted Subsidiary could create Debt secured by a Mortgage pursuant to Section 4.08 on the Restricted Property to be leased, in an amount equal to the Attributable Debt with respect to such Sale and Leaseback Transaction, without equally and ratably securing the Securities;

          (b) since the Issue Date and within a period commencing 12 months prior to the consummation of the Sale and Leaseback Transaction and ending 12 months after the consummation of such Sale and Leaseback Transaction, the Company or any Restricted Subsidiary has expended or will expend for the purchase, construction, development, expansion or improvement of any Restricted Property an amount equal to (i) the greater of (x) the net proceeds of such Sale and Leaseback Transaction and (y) the fair market value of the Restricted Property so leased at the time of entering into such transaction, as determined by the Company (the greater of the sums specified in clauses (x) and (y) being referred to herein as the "Net Proceeds" of such transaction), and the Company elects to designate such amount as satisfying any obligation it would otherwise have under clause (c) of this Section 4.09 or (ii) a part of the Net Proceeds of such transaction and the Company elects to designate such amount as satisfying part of the obligation it would otherwise have under clause (c) of this Section
4.09 and applies an amount equal to the remainder of such Net Proceeds as provided in clause (c) of this Section 4.09; or

          (c) the Company within 12 months of the consummation of any such Sale and Leaseback Transaction, applies an amount equal to the Net Proceeds of such transaction (less any amount elected under clause (b) of this Section 4.09) to the retirement of Funded Debt of the Company ranking on a parity with the Securities. No retirement referred to in this clause (c) may be effected by payment at maturity or pursuant to any mandatory sinking fund or prepayment provision.

                                   ARTICLE V

                                   SUCCESSORS

SECTION 5.01  Limitations on Mergers and Consolidations.

          The Company shall not (a) consolidate or amalgamate with or merge into any Person, or sell, convey, lease or transfer its properties or assets substantially as an entirety to any other Person in any one transaction or series of related transactions, or (b) permit any Person to consolidate or amalgamate with or merge into the Company, unless:

          (1) either (a) the Company shall be the continuing Person or (b) the Person (if other than the Company) formed by such consolidation or amalgamation or into which the Company is merged, or the Person to which the Company's properties or assets are so transferred (collectively, the "Successor"), executes and delivers to the Trustee a supplemental indenture expressly assuming the payment when due of the principal of (and premium, if any) and interest on and Additional Amounts with respect to all the

     Securities and the performance of the Company's covenants and obligations under this Indenture and the Securities;

          (2) immediately after giving effect to such transaction or series of transactions, no Default or Event of Default shall have occurred and be continuing or would result therefrom; and

          (3) the Company delivers to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that the transaction and any such supplemental indenture (if required) comply with this Indenture.

SECTION 5.02  Successor Person Substituted.

          Upon any consolidation, amalgamation or merger of the Company or any sale, conveyance, lease or other transfer of all or substantially all of the assets of the Company in accordance with Section 5.01, the Successor formed by such consolidation or into or with which the Company is merged or to which such sale, conveyance, lease or other transfer is made shall succeed to, and be substituted for, and may exercise every right and power of the Company under this Indenture and the Securities with the same effect as if such Successor had been named as the Company herein and the predecessor Company, in the case of a sale, conveyance, lease or other transfer, shall be released from all obligations under this Indenture and the Securities.

                                   ARTICLE VI

                              DEFAULTS AND REMEDIES

SECTION 6.01  Events of Default.

          Unless either inapplicable to a particular series or specifically deleted or modified in or pursuant to the supplemental indenture or Board Resolution establishing such series of Securities or in the form of Security for such series, an "Event of Default," wherever used herein with respect to Securities of any series, occurs if:

              (1) the Company defaults in the payment of interest on or any Additional Amounts with respect to any Security of that series when the same becomes due and payable and such default continues for a period of 30 days;

              (2) the Company defaults in the payment of (A) the principal of and accrued interest on any Security of that series at its Maturity or (B) premium (if any) on any Security of that series, when the same becomes due and payable;

              (3) the Company or any Significant Subsidiary defaults under any instrument or instruments evidencing Indebtedness (other than any Security) having an outstanding principal amount of $125,000,000 (or its equivalent in any foreign currency or currencies) or more that has caused the holders thereof to declare such Indebtedness to be due and payable prior to the stated maturity of such Indebtedness unless such declaration has been rescinded within 30 days;

              (4) the Company or any Significant Subsidiary defaults in the payment of any Indebtedness for money borrowed in an aggregate principal amount exceeding $125,000,000 (or its equivalent in any foreign currency or currencies) when such Indebtedness becomes due and payable at final maturity and such default continues unwaived or unremedied for more than 30 Business Days after the expiration of any grace period or extension of the time for payment applicable thereto;

              (5) the Company defaults in the deposit of any sinking fund payment, when and as due by the terms of a Security of that series, and such default continues for a period of 30 days;

              (6) the Company fails to comply with any of its other covenants or agreements in, or provisions of, the Securities of such series or this Indenture (other than an agreement, covenant or provision that has expressly been included in this Indenture solely for the benefit of one or more series of Securities other than that series) which shall not have been remedied within the specified period after written notice, as specified in the last paragraph of this Section 6.01;

              (7) the Company or any Significant Subsidiary pursuant to or within the meaning of any Bankruptcy Law:

              (A) commences a voluntary case,

              (B) consents to the entry of an order for relief against it in an involuntary case,

              (C) consents to the appointment of a Bankruptcy Custodian of it or for all or substantially all of its property, or

              (D) makes a general assignment for the benefit of its creditors;

              (8) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that remains unstayed and in effect for 90 days and that:

              (A) is for relief against the Company or any Significant Subsidiary as debtor in an involuntary case,

              (B) appoints a Bankruptcy Custodian of the Company or any Significant Subsidiary or a Bankruptcy Custodian for all or substantially all of the property of the Company or any Significant Subsidiary, or

              (C) orders the liquidation of the Company or any Significant Subsidiary; or

              (9) any other Event of Default provided with respect to Securities of that series occurs.

          The term "Bankruptcy Custodian" means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

          The Trustee shall not be deemed to know or have notice of a Default unless a Trust Officer at the Corporate Trust Office of the Trustee responsible for the administration of this Indenture receives written notice at the Corporate Trust Office of the Trustee of such Default with specific reference to such Default.

          When a Default is cured, it ceases.

          Notwithstanding the foregoing provisions of this Section 6.01, if the principal of, premium (if any) or interest on or Additional Amounts with respect to any Security is payable in a currency or currencies (including a composite currency) other than Dollars and such currency or currencies are not available to the Company for making payment thereof due to the imposition of exchange controls or other circumstances beyond the control of the Company (a "Conversion Event"), the Company will be entitled to satisfy its obligations to Holders of the Securities by making such payment in Dollars in an amount equal to the Dollar equivalent of the amount payable in such other currency, as determined by the Company by reference to the Exchange Rate on the date of such payment, or, if such rate is not then available, on the basis of the most recently available Exchange Rate. Notwithstanding the foregoing provisions of this Section 6.01, any payment made under such circumstances in Dollars where the required payment is in a currency other than Dollars will not constitute an Event of Default under this Indenture.

          Promptly after the occurrence of a Conversion Event, the Company shall give written notice thereof to the Trustee; and the Trustee, promptly after receipt of such notice, shall give notice thereof in the manner provided in
Section 10.02 to the Holders. Promptly after the making of any payment in Dollars as a result of a Conversion Event, the Company shall give notice in the manner provided in Section 10.02 to the Holders, setting forth the applicable Exchange Rate and describing the calculation of such payments.

          A Default under clause (6) or (9) of this Section 6.01 is not an Event of Default until the Trustee notifies the Company, or the Holders of at least 25% in principal amount of the then outstanding Securities of the series affected by such Default (or, in the case of a Default relating to the Company's failure to comply with the covenants in Sections 4.07 or 4.08, if outstanding Securities of other series are affected by such Default, then at least 25% in principal amount of the then outstanding Securities so affected) notify the Company and the Trustee, of the Default, and the Company fails to cure the Default within 60 days after receipt of the notice. The notice must specify the Default, demand that it be remedied and state that the notice is a "Notice of Default."

SECTION 6.02  Acceleration.

          If an Event of Default with respect to any Securities of any series at the time outstanding (other than an Event of Default specified in clause (7) or (8) of Section 6.01 with respect to the Company) occurs and is continuing, the Trustee by notice to the Company, or the Holders of at least 25% in principal amount of the then outstanding Securities of the series affected by such Event of Default (or, in the case of an Event of Default relating to the

Company's failure to comply with the covenants in Sections 4.07 or 4.08, if outstanding Securities of other series are affected by such Event of Default, then at least 25% in principal amount of the then outstanding Securities so affected) by notice to the Company and the Trustee, may declare the principal of (or, if any such Securities are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of that series) and all accrued and unpaid interest on all then outstanding Securities of such series or of all series, as the case may be, to be due and payable. Upon any such declaration the amounts due and payable on the Securities shall be due and payable immediately. If an Event of Default specified in clause (7) or (8) of
Section 6.01 hereof occurs with respect to the Company, such amounts shall ipso facto become and be immediately due and payable without any declaration, notice or other act on the part of the Trustee or any Holder. The Holders of a majority in principal amount of the then outstanding Securities of the series affected by such Event of Default or all series so affected, as the case may be, by written notice to the Trustee may rescind an acceleration and its consequences (other than nonpayment of principal of or premium or interest on or any Additional Amounts with respect to the Securities) if the rescission would not conflict with any judgment or decree and if all existing Events of Default with respect to Securities of that series (or of all series, as the case may be) have been cured or waived, except nonpayment of principal, premium, interest or any Additional Amounts that has become due solely because of the acceleration.

SECTION 6.03  Other Remedies.

          If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy to collect the payment of principal of, or premium, if any, or interest on the Securities or to enforce the performance of any provision of the Securities or this Indenture.

          The Trustee may maintain a proceeding even if it does not possess any of the Securities or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Holder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. All remedies are cumulative to the extent permitted by law.

SECTION 6.04  Waiver of Defaults.

          Subject to Sections 6.07 and 9.02, the Holders of a majority in principal amount of the then outstanding Securities of any series (or of all series affected thereby, acting as one class in the case of the Company's failure to comply with the covenants in Sections 4.08 and 4.09) by notice to the Trustee may waive an existing or past Default or Event of Default with respect to such series or all series, as the case may be, and its consequences (including waivers obtained in connection with a tender offer or exchange offer for Securities of such series or all series or a solicitation of consents in respect of Securities of such series or all series, provided that in each case such offer or solicitation is made to all Holders of then outstanding Securities of such series or all series (but the terms of such offer or solicitation may vary from series to series)), except (1) a continuing Default or Event of Default in the payment of the principal of, or premium, if any, or interest on or any Additional Amounts with respect to any Security or (2) a continued Default in respect of a provision that under Section 9.02 cannot be amended or supplemented without the consent of each Holder affected. Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

SECTION 6.05  Control by Majority.

         With respect to Securities of any series, the Holders of a majority in principal amount of the then outstanding Securities of such series may direct in writing the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on it relating to or arising under an Event of Default described in clause (1) through
(6) (other than Events of Default resulting from failures to comply with the covenants in Section 4.08 or 4.09) or (9) of Section 6.01, and with respect to all Securities, the Holders of a majority in principal amount of all the then outstanding Securities affected may direct in writing the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on it not relating to or arising under such an Event of Default. However, the Trustee may refuse to follow any direction that conflicts with applicable law or this Indenture that the Trustee determines may be unduly prejudicial to the rights of other Holders, or that may involve the Trustee in personal liability; provided, however, that the Trustee may take any other action deemed proper by the Trustee that is not inconsistent with such direction. Prior to taking any action hereunder, the Trustee shall be entitled to indemnification satisfactory to it in its sole discretion from Holders directing the Trustee against all losses and expenses caused by taking or not taking such action.

SECTION 6.06  Limitations on Suits.

         Subject to Section 6.07 hereof, a Holder of a Security of any series may pursue a remedy with respect to this Indenture or the Securities of such series only if:

         (1) the Holder gives to the Trustee written notice of a continuing Event of Default with respect to such series;

         (2) the Holders of at least 25% in principal amount of the then outstanding Securities of such series make a written request to the Trustee to pursue the remedy;

         (3) the Trustee does not comply with the request within 60 days after receipt of the request; and

         (4) during such 60-day period the Holders of a majority in principal amount of the Securities of that series do not give the Trustee a direction inconsistent with the request.

         A Holder may not use this Indenture to unduly prejudice the rights of another Holder or to obtain a preference or priority over another Holder.

SECTION 6.07  Rights of Holders to Receive Payment.

         Notwithstanding any other provision of this Indenture (including, without limitation, Section 6.06), the right of any Holder of a Security to receive payment of principal of and premium, if any, and interest on and any Additional Amounts with respect to the Security, on or after the respective due dates expressed in the Security, or to bring suit for the enforcement of any such payment on or after such respective dates, is absolute and unconditional and shall not be impaired or affected without the consent of the Holder.

         Notwithstanding any other provision of this Indenture (including, without limitation, Section 6.06), the right of any Holder to bring suit for the enforcement of the right to convert a convertible Security shall not be impaired or affected without the consent of such Holder.

SECTION 6.08  Collection Suit by Trustee.

         If an Event of Default specified in clause (1) or (2) of Section 6.01 hereof occurs and is continuing, the Trustee is authorized to recover judgment in its own name and as trustee of an express trust against the Company for the amount of principal, premium (if any), interest and any Additional Amounts remaining unpaid on the Securities of the series affected by the Event of Default, and interest on overdue principal and premium, if any, and, to the extent lawful, interest on overdue interest, and such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

SECTION 6.09  Trustee May File Proofs of Claim.

         The Trustee is authorized to file such proofs of claim and other papers or documents and to take such actions, including participating as a member, voting or otherwise, of any committee of creditors, as may be necessary or advisable to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and the Holders allowed in any judicial proceedings relative to the Company or its creditors or properties and shall be entitled and empowered to collect, receive and distribute any money or other property payable or deliverable on any such claims and any Bankruptcy Custodian in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under
Section 7.07. To the extent that the payment of any such compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.07 out of the estate in any such proceeding, shall be denied for any reason, payment of the same shall be secured by a lien on, and shall be paid out of, any and all distributions, dividends, money, securities and other properties which the Holders of the Securities may be entitled to receive in such proceeding whether in liquidation or under any plan of reorganization or arrangement or otherwise. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

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

SECTION 6.10  Priorities.

          If the Trustee collects any money pursuant to this Article VI, it shall pay out the money in the following order:

          First: to the Trustee for amounts due under Section 7.07;

          Second: to Holders for amounts due and unpaid on the Securities in respect of which or for the benefit of which such money has been collected, for principal, premium (if any), interest and any Additional Amounts ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal, premium (if any), interest and any Additional Amounts, respectively; and

          Third: to the Company.

          The Trustee, upon prior written notice to the Company, may fix record dates and payment dates for any payment to Holders pursuant to this Article VI.

          To the fullest extent allowed under applicable law, if for the purpose of obtaining a judgment against the Company in any court it is necessary to convert the sum due in respect of the principal of, premium (if any) or interest on or Additional Amounts with respect to the Securities of any series (the "Required Currency") into a currency in which a judgment will be rendered (the "Judgment Currency"), the rate of exchange used for purposes of rendering the judgment shall be the rate at which in accordance with normal banking procedures the Trustee could purchase in The City of New York, New York the Required Currency with the Judgment Currency on the Business Day in The City of New York, New York next preceding that on which final judgment is given. Neither the Company nor the Trustee shall be liable for any shortfall nor shall it benefit from any windfall in payments to Holders of Securities under this Section 6.10 caused by a change in exchange rates between the time the amount of a judgment against it is calculated as above and the time the Trustee converts the Judgment Currency into the Required Currency to make payments under this Section to Holders of Securities, but payment of such judgment shall discharge all amounts owed by the Company on the claim or claims underlying such judgment.

SECTION 6.11  Undertaking for Costs.

          In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as a trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section 6.11 does not apply to a suit by the Trustee a suit by a Holder pursuant to Section 6.07, or a suit by a Holder or Holders of more than 10% in principal amount of the then outstanding Securities of any series.

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

SECTION 6.12  Right to Pursue Remedy.

          With respect to the right of any Holder to pursue a remedy pursuant to
Section 6.06 or 6.07 hereof, the Company expressly acknowledges the right of any beneficial holder of Securities to pursue such remedy jointly with the registered holder of such Securities, in addition to any other right such beneficial holder might have thereunder.

                                  ARTICLE VII

                                     TRUSTEE

SECTION 7.01  Duties of Trustee.

          (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in such exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

          (b) Except during the continuance of an Event of Default with respect to Securities of any series:

          (1) the Trustee need perform only those duties that are specifically set forth in this Indenture and no others, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

          (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, in the case of any such certificate or opinion which by any provision of this Indenture is specifically required to be furnished to the Trustee, the Trustee shall examine such certificates and opinions to determine whether, on their face, they appear to conform to the requirements of this Indenture (but not to confirm or investigate the accuracy of mathematical calculations or other facts or opinions stated therein).

          (c) The Trustee may not be relieved from liabilities for its own negligent action, its own negligent failure to act or its own willful misconduct as adjudicated by a court of competent jurisdiction, except that:

          (1) this paragraph does not limit the effect of Section 7.01(b);

          (2) the Trustee shall not be liable for any error of judgment made in good faith by a Trust Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts;

          (3) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.05; and

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

          (4) the Trustee shall not be liable for any incidental, indirect, special, consequential or punitive damages.

          (d) Whether or not therein expressly so provided, every provision of this Indenture that in any way relates to the Trustee is subject to the provisions of this Section 7.01. The permissive right of the Trustee to take or refrain from taking any action enumerated in this Indenture shall not be construed as a duty.

          (e) No provision of this Indenture shall require the Trustee to expend or risk its own funds or incur any liability. The Trustee may refuse to perform any duty or exercise any right or power unless it receives indemnity reasonably satisfactory to it against any loss, liability or expense.

          (f) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Company. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law. All money received by the Trustee shall, until applied as herein provided, be held in trust for the payment of the principal of, premium (if any) and interest on and Additional Amounts with respect to the Securities.

          (g) The Trustee shall not have any responsibility for making or verifying the accuracy of any calculations made hereunder.

SECTION 7.02  Rights of Trustee.

          (a) The Trustee may conclusively rely and shall be protected in acting or refraining from acting on any document believed by it to be genuine and to have been signed or presented by the proper Person. The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, securities, bond, debenture, Security, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit.

          (b) Before the Trustee acts or refrains from acting, it may require instruction, an Officers' Certificate or an Opinion of Counsel or both to be provided. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such instruction, Officers' Certificate or Opinion of Counsel. The Trustee may consult at the Company's expense with counsel or other professional advisors of its selection and the advice of such counsel, other professional advisors or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

          (c) The Trustee may act through agents, at the cost of the Company, and shall not be responsible for the actions or omissions of any agent appointed with due care.

          (d) The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers conferred upon it by this Indenture.

          (e) Unless otherwise specifically provided in this Indenture, any demand, request, direction or notice from the Company shall be sufficient if signed by an Officer of the Company and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution.

          (f) Upon an Event of Default, the Trustee shall be entitled to require all agents to act solely in accordance with its directions.

          (g) In all instances in which the Trustee is called upon to exercise its discretion, such discretion shall be absolute.

          (h) In connection with the exercise of its trusts, powers, authorities or discretions (including but not limited to those in relation to any proposed modification, authorization or waiver), the Trustee shall have regard to the interests of the Holders as a class and shall not have regard to the consequences of such exercise for individual Holders (whatever their number) and in particular but without limitation, shall not have regard for the consequences of the exercise of its trusts, powers, authorities or discretions for individual Holders resulting from their being, for any purpose, domiciled or resident in, or otherwise connected with, or subject to the jurisdiction of any particular territory and the Trustee shall not be entitled to require, nor shall any Holder be entitled to claim, from the Company or the Trustee any indemnification or payment in respect of any tax consequences of any such exercise upon individual Holders.

SECTION 7.03  May Hold Securities.

          The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and it and its Affiliates may otherwise deal with the Company or any of its Affiliates with the same rights it would have if it were not Trustee and without being obliged to account for any profits from such dealings. Any Agent may do the same with like rights and duties. However, the Trustee is subject to Sections 7.10 and 7.11.

SECTION 7.04  Trustee's Disclaimer.

          The Trustee makes no representation as to the validity or adequacy of this Indenture or the Securities, it shall not be accountable for the Company's use of the proceeds from the Securities or any money paid to the Company or upon the Company's direction under any provision hereof, it shall not be responsible for the use or application of any money received by any Paying Agent other than the Trustee and it shall not be responsible for any statement or recital herein or any statement in the Securities other than its certificate of authentication.

SECTION 7.05  Notice of Defaults.

          If a Default or Event of Default with respect to the Securities of any series occurs and is continuing and a Trust Officer of the Trustee responsible for the administration of this Indenture has received written notice thereof pursuant to the terms of this Indenture, the Trustee shall mail to Holders of Securities of such series a notice of the Default or Event of Default within 90 days after receipt of such written notice. Except in the case of a Default or Event of Default in payment of principal of, premium (if any) and interest on and Additional Amounts or any sinking fund installment with respect to the Securities of such series, the Trustee may withhold the notice if and so long as a committee of its Trust Officers in good faith determines that withholding the notice is in the interests of Holders of Securities of such series.

SECTION 7.06  Reports by Trustee to Holders.

          Within 60 days after each May 15 of each year after the execution of this Indenture, the Trustee shall mail to Holders of a series and the Company a brief report dated as of such reporting date that complies with TIA ss. 313(a); provided, however, that if no event described in TIA ss. 313(a) has occurred within the twelve months preceding the reporting date with respect to a series, no report need be transmitted to Holders of such series. The Trustee also shall comply with TIA ss. 313(b). The Trustee shall also transmit by mail all reports if and as required by TIA ss.ss. 313(c) and 313(d).

          A copy of each report at the time of its mailing to Holders of a series of Securities shall be filed by the Company with the SEC and each securities exchange, if any, on which the Securities of such series are listed. The Company shall notify the Trustee if and when any series of Securities is listed on any securities exchange.

SECTION 7.07  Compensation and Indemnity.

          The Company agrees to pay to the Trustee for its acceptance of this Indenture and services hereunder such compensation as the Company and the Trustee shall from time to time agree in writing. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company agrees to reimburse the Trustee upon request for all reasonable disbursements, advances and expenses incurred by it. Such expenses shall include the reasonable compensation, disbursements and expenses of the Trustee's agents and counsel.

          The Company hereby indemnifies the Trustee and any predecessor Trustee, their officers, directors, employees and agents for, and to hold them harmless against, any loss, liability, cost, claim or expense incurred without negligence or willful misconduct on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending themselves against any claim or liability (whether asserted by the Company, any Holder or any other person) in connection with the exercise or performance of any of their powers or duties hereunder. The Trustee shall notify the Company promptly of any claim for which it may seek indemnity. The Company shall defend the claim and the Trustee shall cooperate in the defense. The Trustee may have separate counsel and the Company shall pay the reasonable fees and expenses of such counsel. The Company need not pay for any settlement made without its consent, which consent shall not be unreasonably withheld.

          The Company shall not be obligated to reimburse any expense or indemnify against any loss or liability incurred by the Trustee through the Trustee's negligence or willful misconduct.

          To secure the payment obligations of the Company in this Section 7.07, the Trustee shall have a lien prior to the Securities on all money or property held or collected by the Trustee, except that held in trust to pay principal of, premium (if any) and interest on and any

Additional Amounts with respect to Securities of any series. Such lien and the indemnity obligation under this Section 7.07 shall survive the satisfaction and discharge of this Indenture.

          When the Trustee incurs expenses or renders services after an Event of Default specified in Section 6.01(7) or (8) occurs with respect to the Company, the expenses and the compensation for the services are intended to constitute expenses of administration under any Bankruptcy Law.

          Each and every remedy, power, right, claim, demand, cause of action, and immunity intended by this Indenture to be exercised by or vested in the Trustee shall be exercisable by and vested in any other role the Trustee may serve under this Indenture.

SECTION 7.08  Replacement of Trustee.

          A resignation or removal of the Trustee and appointment of a successor Trustee shall become effective only upon the successor Trustee's acceptance of appointment as provided in this Section 7.08.

          The Trustee may resign and be discharged at any time with respect to the Securities of one or more series by so notifying the Company. The Holders of a majority in principal amount of the then outstanding Securities of any series may remove the Trustee with respect to the Securities of such series by so notifying the Trustee and the Company. The Company may remove the Trustee if:

          (1) the Trustee fails to comply with Section 7.10;

          (2) the Trustee is adjudged a bankrupt or an insolvent or an order for relief is entered with respect to the Trustee under any Bankruptcy Law;

          (3) a Bankruptcy Custodian or public officer takes charge of the Trustee or its property; or

          (4) the Trustee otherwise becomes incapable of acting.

          If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, with respect to the Securities of one or more series, the Company shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series). Within one year after the successor Trustee with respect to the Securities of any series takes office, the Holders of a majority in principal amount of the Securities of such series then outstanding may appoint a successor Trustee to replace a successor Trustee appointed by the Company.

          If a successor Trustee with respect to the Securities of any series does not take office within 30 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company or the Holders of at least 10% in principal amount of the then outstanding Securities of such series may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

          If the Trustee with respect to the Securities of a series fails to comply with Section 7.10, any Holder of Securities of such series may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee with respect to the Securities of such series.

          In case of the appointment of a successor Trustee with respect to all Securities, each such successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Thereupon the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the retiring Trustee under this Indenture. The successor Trustee shall mail a notice of its succession to Holders. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee, subject to the right to deduct its unpaid fees and expenses and shall have no further duties or obligations hereunder.

          In case of the appointment of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more (but not all) series shall execute and deliver an indenture supplemental hereto in which each successor Trustee shall accept such appointment and that (1) shall confer to each successor Trustee all the rights, powers and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall confirm that all the rights, powers and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee. Nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust, and each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee. Upon the execution and delivery of such supplemental indenture, the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee shall have all the rights, powers and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates. On request of the Company or any successor Trustee, such retiring Trustee shall transfer to such successor Trustee all property held by such retiring Trustee as Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates. Such retiring Trustee shall, however, have the right to deduct its unpaid fees and expenses, including attorneys' fees.

          Notwithstanding replacement of the Trustee or Trustees pursuant to this Section 7.08, the obligations of the Company under Section 7.07 shall continue for the benefit of the retiring Trustee or Trustees.

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

SECTION 7.09  Successor Trustee by Merger, etc.

          Subject to Section 7.10, if the Trustee consolidates, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation, the successor corporation without any further act shall be the successor Trustee; provided, however, that in the case of a transfer of all or substantially all of its corporate trust business to another corporation, the transferee corporation expressly assumes all of the Trustee's liabilities hereunder.

          In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated; and in case at that time any of the Securities shall not have been authenticated, any successor to the Trustee may authenticate such Securities either in the name of any predecessor hereunder or in the name of the successor to the Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Securities or in this Indenture provided that the certificate of the Trustee shall have.

SECTION 7.10  Eligibility; Disqualification.

          There shall at all times be a Trustee hereunder which shall be a corporation organized and doing business under the laws of the United States, any State thereof or the District of Columbia and authorized under such laws to exercise corporate trust power, shall be subject to supervision or examination by United States Federal or State (or the District of Columbia) authority and shall have, or be a subsidiary of a bank or bank holding company having, a combined capital and surplus of at least $50 million as set forth in its most recent published annual report of condition.

          The Indenture shall always have a Trustee who satisfies the requirements of TIA ss.ss. 310(a)(1), 310(a)(2) and 310(a)(5). The Trustee is subject to and shall comply with the provisions of TIA ss. 310(b) during the period of time required by this Indenture. Nothing in this Indenture shall prevent the Trustee from filing with the SEC the application referred to in the penultimate paragraph of TIA ss. 310(b).

SECTION 7.11  Preferential Collection of Claims Against Company.

          The Trustee is subject to and shall comply with the provisions of TIA ss. 311(a), excluding any creditor relationship listed in TIA ss. 311(b). A Trustee who has resigned or been removed shall be subject to TIA ss. 311(a) to the extent indicated therein.

                                  ARTICLE VIII

                             DISCHARGE OF INDENTURE

SECTION 8.01  Termination of Company's Obligations.

          (a) This Indenture shall cease to be of further effect with respect to the Securities of a series (except that the Company's obligations under Section 7.07, the Trustee's

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

and Paying Agent's obligations under Section 8.03 and the rights, powers, protections and privileges accorded the Trustee under Article VII shall survive), and the Trustee, on demand of the Company, shall execute proper instruments acknowledging the satisfaction and discharge of this Indenture with respect to the Securities of such series, when:

          (1)  either

               (A) all outstanding Securities of such series theretofore authenticated and issued (other than destroyed, lost or stolen Securities that have been replaced or paid) have been delivered to the Trustee for cancellation; or

               (B) all outstanding Securities of such series not theretofore delivered to the Trustee for cancellation:

                   (i)   have become due and payable, or

                   (ii) will become due and payable at their Stated Maturity within one year, or

                   (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company,

          and, in the case of clause (i), (ii) or (iii) above, the Company has irrevocably deposited or caused to be deposited with the Trustee as funds (immediately available to the Holders in the case of clause (i)) in trust for such purpose (x) cash in an amount, or (y) Government Obligations, maturing as to principal and interest at such times and in such amounts as will ensure the availability of cash in an amount or (z) a combination thereof, which will be sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge the entire indebtedness on the Securities of such series for principal and interest to the date of such deposit (in the case of Securities which have become due and payable) or for principal, premium, if any, and interest to the Stated Maturity or Redemption Date, as the case may be; or

               (C) the Company has properly fulfilled such other means of satisfaction and discharge as is specified, as contemplated by Section 2.01, to be applicable to the Securities of such series;

          (2) the Company has paid or caused to be paid all other sums payable by it hereunder with respect to the Securities of such series;

          (3) the Company has delivered to the Trustee an Officers' Certificate stating that all conditions precedent to satisfaction and discharge of this Indenture with respect to the Securities of such series have been complied with, together with an Opinion of Counsel to the same effect; and

         (4) the Company has delivered irrevocable instructions to the Trustee to apply the deposited money toward the payment of such Securities at the date of Maturity or the Redemption Date, as the case may be.

         (b) Unless this Section 8.01(b) is specified as not being applicable to Securities of a series as contemplated by Section 2.01, the Company may terminate certain of its obligations under this Indenture ("covenant defeasance") with respect to the Securities of a series if:

         (1) the Company has irrevocably deposited or caused to be irrevocably deposited with the Trustee as trust funds in trust for the purpose of making the following payments, specifically pledged as security for and dedicated solely to the benefit of the Holders of Securities of such series, (i) money in the currency in which payment of the Securities of such series is to be made in an amount, or (ii) Government Obligations with respect to such series, maturing as to principal and interest at such times and in such amounts as will ensure the availability of money in the currency in which payment of the Securities of such series is to be made in an amount or (iii) a combination thereof, that is sufficient, in the opinion (in the case of (ii) and (iii)) of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay the principal of and premium (if any) and interest on all Securities of such series on each date that such principal, premium (if any) or interest is due and payable and (at the Stated Maturity thereof or upon redemption as provided in Section 8.01(e)) to pay all other sums payable by it hereunder; provided that the Trustee shall have been irrevocably instructed to apply such money and/or the proceeds of such Government Obligations to the payment of said principal, premium (if any) and interest with respect to the Securities of such series as the same shall become due;

         (2) the Company has delivered to the Trustee an Officers' Certificate stating that all conditions precedent to satisfaction and discharge of this Indenture with respect to the Securities of such series have been complied with, and an Opinion of Counsel to the same effect;

         (3) no Default or Event of Default with respect to the Securities of such series shall have occurred and be continuing on the date of such deposit;

         (4) the Company shall have delivered to the Trustee an Opinion of Counsel from a nationally recognized counsel acceptable to the Trustee or a private letter ruling issued by the United States Internal Revenue Service to the effect that the Holders will not recognize income, gain or loss for United States Federal income tax purposes as a result of the Company's exercise of its option under this Section 8.01(b) and will be subject to United States Federal income tax on the same amount and in the same manner and at the same times as would have been the case if such option had not been exercised;

         (5) the Company has complied with any additional conditions specified pursuant to Section 2.01 to be applicable to the discharge of Securities of such series pursuant to this Section 8.01; and

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

         (6) such deposit and discharge shall not cause the Trustee to have a conflicting interest as defined in TIAss.310(b).

         In such event, this Indenture shall cease to be of further effect (except as set forth in this paragraph), and the Trustee, on demand of the Company, shall execute proper instruments acknowledging satisfaction and discharge under this Indenture. However, the Company's obligations in Sections 2.05, 2.06, 2.07, 2.08, 2.09, 4.01, 4.02, 5.01, 7.07, 7.08 and 8.04, the
Trustee's and Paying Agent's obligations in Section 8.03 and the rights, powers, protections and privileges accorded the Trustee under Article VII shall survive until all Securities of such series are no longer outstanding. Thereafter, only the Company's obligations in Section 7.07 and the Trustee's and Paying Agent's obligations in Section 8.03 shall survive with respect to Securities of such series.

         After such irrevocable deposit made pursuant to this Section 8.01(b) and satisfaction of the other conditions set forth herein, the Trustee upon request shall acknowledge in writing the discharge of the Company's obligations under this Indenture with respect to the Securities of such series except for those surviving obligations specified above.

         In order to have money available on a payment date to pay principal of or premium (if any) or interest on the Securities, the Government Obligations shall be payable as to principal or interest on or before such payment date in such amounts as will provide the necessary money. Government Obligations shall not be callable at the issuer's option.

         (c) If the Company has previously complied or is concurrently complying with Section 8.01(b) (other than any additional conditions specified pursuant to Section 2.01 that are expressly applicable only to covenant defeasance) with respect to Securities of a series, then, unless this Section 8.01(c) is specified as not being applicable to Securities of such series as contemplated by Section 2.01, the Company may elect to be discharged ("legal defeasance") from its obligations to make payments with respect to Securities of such series, if:

         (1) no Default or Event of Default under clauses (7) and (8) of Section
     6.01 hereof shall have occurred with respect to the Company at any time during the period ending on the 91st day after the date of deposit contemplated by Section 8.01(b) (it being understood that this condition shall not be deemed satisfied until the expiration of such period);

         (2) unless otherwise specified with respect to Securities of such series as contemplated by Section 2.01, the Company has delivered to the Trustee an Opinion of Counsel from a nationally recognized counsel acceptable to the Trustee to the effect referred to in Section 8.01(b)(4) with respect to such legal defeasance, which opinion is based on (i) a private ruling of the United States Internal Revenue Service addressed to the Company, (ii) a published ruling of the United States Internal Revenue Service or (iii) a change in the applicable United States Federal income tax law (including regulations) after the date of this Indenture;

         (3) the Company has complied with any other conditions specified pursuant to Section 2.01 to be applicable to the legal defeasance of Securities of such series pursuant to this Section 8.01(c); and

         (4) the Company has delivered to the Trustee a Company Request requesting such legal defeasance of the Securities of such series and an Officers' Certificate stating that all conditions precedent with respect to such legal defeasance of the Securities of such series have been complied with, together with an Opinion of Counsel to the same effect.

         In such event, the Company will be discharged from its obligations under this Indenture and the Securities of such series to pay principal of, premium (if any) and interest on, and any Additional Amounts with respect to, Securities of such series, the Company's obligations under Sections 4.01, 4.02 and 5.01 shall terminate with respect to such Securities, and the entire indebtedness of the Company evidenced by such Securities shall be deemed paid and discharged.

         (d) If and to the extent additional or alternative means of satisfaction, discharge or defeasance of Securities of a series are specified to be applicable to such series as contemplated by Section 2.01, the Company may terminate any or all of its obligations under this Indenture with respect to Securities of a series and any or all of its obligations under the Securities of such series if it fulfills such other means of satisfaction and discharge as may be so specified, as contemplated by Section 2.01, to be applicable to the Securities of such series.

         (e) If Securities of any series subject to subsections (a), (b), (c) or
(d) of this Section 8.01 are to be redeemed prior to their Stated Maturity, whether pursuant to any optional redemption provisions or in accordance with any mandatory or optional sinking fund provisions, the terms of the applicable trust arrangement shall provide for such redemption, and the Company shall make such arrangements as are reasonably satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company.

SECTION 8.02   Application of Trust Money.

         The Trustee or a trustee satisfactory to the Trustee and the Company shall hold in trust money or Government Obligations deposited with it pursuant to Section 8.01 hereof. It shall apply the deposited money and the money from Government Obligations through the Paying Agent and in accordance with this Indenture to the payment of principal of, premium (if any) and interest on and any Additional Amounts with respect to the Securities of the series with respect to which the deposit was made.

SECTION 8.03   Repayment to Company.

         The Trustee and the Paying Agent shall promptly pay to the Company upon written request any excess money or Government Obligations (or proceeds therefrom) held by them at any time upon the written request of the Company.

         Subject to the requirements of any applicable abandoned property laws, the Trustee and the Paying Agent shall pay to the Company upon written request any money held by them for the payment of principal, premium (if any), interest or any Additional Amounts that remains unclaimed for two years after the date upon which such payment shall have become due. After payment to the Company, Holders entitled to the money must look to the Company for payment as general creditors unless an applicable abandoned property law designates another Person, and all liability of the Trustee and the Paying Agent with respect to such money shall cease.

SECTION 8.04   Reinstatement.

         If the Trustee or the Paying Agent is unable to apply any money or Government Obligations deposited with respect to Securities of any series in accordance with Section 8.01 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the obligations of the Company under this Indenture with respect to the Securities of such series and under the Securities of such series shall be revived and reinstated as though no deposit had occurred pursuant to Section 8.01 until such time as the Trustee or the Paying Agent is permitted to apply all such money or Government Obligations in accordance with Section 8.01; provided, however, that if the Company has made any payment of principal of, premium (if any) or interest on or any Additional Amounts with respect to any Securities because of the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money or Government Obligations held by the Trustee or the Paying Agent.

                                   ARTICLE IX

                     SUPPLEMENTAL INDENTURES AND AMENDMENTS

SECTION 9.01   Without Consent of Holders.

         The Company and the Trustee may amend or supplement this Indenture or the Securities or waive any provision hereof or thereof without the consent of any Holder:

         (1) to cure any ambiguity, omission, defect or inconsistency;

         (2) to comply with Section 5.01;

         (3) to provide for uncertificated Securities in addition to or in place of certificated Securities, or to provide for the issuance of bearer Securities (with or without coupons);

         (4) to provide any security for any series of Securities, to add guarantees of any series of Securities or to add one or more additional obligors of any series of Securities;

         (5) to comply with any requirement in order to effect or maintain the qualification of this Indenture under the TIA;

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

         (6) to add to the covenants of the Company for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series), or to surrender any right or power herein conferred upon the Company;

         (7) to add any additional Events of Default with respect to all or any series of the Securities (and, if any such Event of Default is applicable to less than all series of Securities, specifying the series to which such Event of Default is applicable);

         (8) to change or eliminate any of the provisions of this Indenture; provided that any such change or elimination shall become effective only when there is no outstanding Security of any series created prior to the execution of such amendment or supplemental indenture that is adversely affected in any material respect by such change in or elimination of such provision;

         (9) to establish the form or terms of Securities of any series as permitted by Section 2.01;

         (10) to supplement any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the defeasance and discharge of any series of Securities pursuant to Section 8.01; provided, however, that any such action shall not adversely affect the interest of the Holders of Securities of such series or any other series of Securities in any material respect; or

         (11) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 7.08.

         Upon the request of the Company, accompanied by a Board Resolution, and upon receipt by the Trustee of the documents described in Section 9.06, the Trustee shall, subject to Section 9.06, join with the Company in the execution of any supplemental indenture authorized or permitted by the terms of this Indenture and make any further appropriate agreements and stipulations that may be therein contained.

SECTION 9.02   With Consent of Holders.

         Except as provided below in this Section 9.02, the Company and the Trustee may amend or supplement this Indenture with the written consent (including consents obtained in connection with a tender offer or exchange offer for Securities of any one or more series or all series or a solicitation of consents in respect of Securities of any one or more series or all series, provided that in each case such offer or solicitation is made to all Holders of then outstanding Securities of each such series (but the terms of such offer or solicitation may vary from series to series)) of the Holders of at least a majority in principal amount of the then outstanding Securities of all series affected by such amendment or supplement (acting as one class).

         Upon the request of the Company, accompanied by a Board Resolution, and upon the filing with the Trustee of evidence of the consent of the Holders as aforesaid, and upon receipt by the Trustee of the documents described in Section 9.06, the Trustee shall, subject to Section 9.06, join with the Company in the execution of such amendment or supplemental indenture.

         It shall not be necessary for the consent of the Holders under this
Section 9.02 to approve the particular form of any proposed amendment, supplement or waiver, but it shall be sufficient if such consent approves the substance thereof.

         The Holders of a majority in principal amount of the then outstanding Securities of one or more series (or of all series with respect to the covenants in Sections 4.07 and 4.08) may waive compliance in a particular instance by the Company with any provision of this Indenture with respect to Securities of such series (including waivers obtained in connection with a tender offer or exchange offer for Securities of such series or a solicitation of consents in respect of Securities of such series, provided that in each case such offer or solicitation is made to all Holders of then outstanding Securities of such series (but the terms of such offer or solicitation may vary from series to series)).

         However, without the consent of each Holder affected, an amendment, supplement or waiver under this Section 9.02 may not:

         (1) reduce the amount of Securities whose Holders must consent to an amendment, supplement or waiver;

         (2) reduce the rate of accrual of interest or change the time for payment of interest, including default interest, on any Security;

         (3) reduce the principal of, premium on or any mandatory sinking fund payment with respect to, or change the Stated Maturity of, any Security or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 6.02;

         (4) reduce the price (including premium, if any) payable upon the redemption of any Security or change the time at which any Security may or shall be redeemed;

         (5) change any obligation of the Company to pay Additional Amounts with respect to any Security;

         (6) change the coin or currency or currencies (including composite currencies) in which any Security or any premium, interest or Additional Amounts with respect thereto are payable;

         (7) impair the right to institute suit for the enforcement of any payment of principal of, premium (if any) or interest on or any Additional Amounts with respect to any Security pursuant to Sections 6.07 and 6.08, except as limited by Section 6.06;

         (8) make any change in the percentage of principal amount of Securities necessary to waive compliance with certain provisions of this Indenture pursuant to Section 6.04 or 6.07 or make any change in this sentence of
     Section 9.02;

         (9) waive a continuing Default or Event of Default in the payment of principal of, premium (if any) or interest on or Additional Amounts with respect to the Securities; or

         (10) if applicable, adversely affect the conversion rights under the Securities.

         A supplemental indenture that changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

         The right of any Holder to participate in any consent required or sought pursuant to any provision of this Indenture (and the obligation of the Company to obtain any such consent otherwise required from such Holder) may be subject to the requirement that such Holder shall have been the Holder of record of any Securities with respect to which such consent is required or sought as of a date identified by the Company in a notice furnished to Holders in accordance with the terms of this Indenture.

         After an amendment, supplement or waiver under this Section 9.02 becomes effective, the Company shall mail to the Holders of each Security affected thereby a notice briefly describing the amendment, supplement or waiver. Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such amendment, supplement or waiver.

SECTION 9.03   Compliance with Trust Indenture Act.

         Every amendment or supplement to this Indenture or the Securities shall comply in form and substance with the TIA as then in effect.

SECTION 9.04   Revocation and Effect of Consents.

         Until an amendment, supplement or waiver becomes effective, a consent to it by a Holder is a continuing consent by the Holder and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security, even if notation of the consent is not made on any Security. However, any such Holder or subsequent Holder may revoke the consent as to his or her Security or portion of a Security if the Trustee receives written notice of revocation before the date the amendment, supplement or waiver becomes effective. An amendment, supplement or waiver becomes effective in accordance with its terms and thereafter binds every Holder.

         The Company may, but shall not be obligated to, fix a record date (which need not comply with TIA (S) 316(c)) for the purpose of determining the Holders entitled to consent to any amendment, supplement or waiver or to take any other action under this Indenture. If a record date is fixed, then notwithstanding the provisions of the immediately preceding paragraph, those Persons who were Holders at such record date (or their duly designated proxies), and only those Persons, shall be entitled to consent to such amendment, supplement or waiver or to revoke any consent previously given, whether or not such Persons continue to be Holders after such record date. No consent shall be valid or effective for more than 90 days after such record date unless consents from Holders of the principal amount of Securities required hereunder for such amendment or waiver to be effective shall have also been given and not revoked within such 90-day period.

         After an amendment, supplement or waiver becomes effective, it shall bind every Holder, unless it is of the type described in any of clauses (1) through (9) of Section 9.02 hereof. In such case, the amendment, supplement or waiver shall bind each Holder who has consented to it and every subsequent Holder that evidences the same debt as the consenting Holder's Security.

SECTION 9.05   Notation on or Exchange of Securities.

         If an amendment or supplement changes the terms of an outstanding Security, the Company may require the Holder of the Security to deliver it to the Trustee. The Trustee may place an appropriate notation on the Security at the request of the Company regarding the changed terms and return it to the Holder. Alternatively, if the Company so determines, the Company in exchange for the Security shall issue and the Trustee shall authenticate a new Security that reflects the changed terms. Failure to make the appropriate notation or to issue a new Security shall not affect the validity of such amendment or supplement.

         Securities of any series authenticated and delivered after the execution of any amendment or supplement may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such amendment or supplement.

SECTION 9.06   Trustee to Sign Amendments, etc.

         The Trustee shall sign any amendment or supplement authorized pursuant to this Article if the amendment or supplement does not adversely affect the rights, duties, liabilities or immunities of the Trustee. If it does, the Trustee may, but need not, sign it. In signing or refusing to sign such amendment or supplement, the Trustee shall be entitled to receive, and, subject to Section 7.01 hereof, shall be fully protected in relying upon, an Opinion of Counsel provided at the expense of the Company as conclusive evidence that such amendment or supplement is authorized or permitted by this Indenture, that it is not inconsistent herewith, and that it will be valid and binding upon the Company in accordance with its terms.

                                    ARTICLE X

                                  MISCELLANEOUS

SECTION 10.01  Trust Indenture Act Controls.

         If any provision of this Indenture limits, qualifies or conflicts with the duties imposed by operation of TIA (S) 318(c), the imposed duties shall control.

SECTION 10.02  Notices.

         Any notice or communication by the Company or the Trustee to the other is duly given if in writing and delivered in person or mailed by first-class mail (registered or certified, return receipt requested), telex, facsimile or overnight air courier guaranteeing next day delivery, to the other's address:

         If to the Company:

         Schlumberger Limited
         153 East 53rd Street
         57th Floor
         New York, New York  10022
         Attention:  General Counsel
         Facsimile:  (212) 350-9401

         If to the Trustee:

         Citibank, N.A.
         111 Wall Street
         14th Floor
         New York, New York 10005
         Attention: Nancy Forte
         Facsimile: (212) 657-4009

         The Company or the Trustee by notice to the other may designate additional or different addresses for subsequent notices or communications.

         All notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if by facsimile; and the next Business Day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery.

         Any notice or communication to a Holder shall be mailed by first-class mail, postage prepaid, to the Holder's address shown on the register kept by the Registrar. Failure to mail a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders.

         If a notice or communication is mailed in the manner provided above within the time prescribed, it is duly given, whether or not the addressee receives it, except in the case of notice to the Trustee, it is duly given only when received.

         If the Company mails a notice or communication to Holders, it shall mail a copy to the Trustee and each Agent at the same time.

         All notices or communications, including without limitation notices to the Trustee or the Company by Holders, shall be in writing, except as otherwise set forth herein.

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

          In case by reason of the suspension of regular mail service, or by reason of any other cause, it shall be impossible to mail any notice required by this Indenture, then such method of notification as shall be made with the approval of the Trustee shall constitute a sufficient mailing of such notice.

SECTION 10.03  Communication by Holders with Other Holders.

          Holders may communicate pursuant to TIA (S) 312(b) with other Holders with respect to their rights under this Indenture or the Securities. The Company, the Trustee, the Registrar and anyone else shall have the protection of TIA (S) 312(c).

SECTION 10.04  Certificate and Opinion as to Conditions Precedent.

          Upon any request or application by the Company to the Trustee to take any action under this Indenture, the Company shall, if requested by the Trustee, furnish to the Trustee at the expense of the Company:

          (1) an Officers' Certificate (which shall include the statements set forth in Section 10.05) stating that, in the opinion of the signers, all conditions precedent and covenants, if any, provided for in this Indenture relating to the proposed action have been complied with; and

          (2) an Opinion of Counsel (which shall include the statements set forth in Section 10.05 hereof) stating that, in the opinion of such counsel, all such conditions precedent and covenants have been complied with.

SECTION 10.05  Statements Required in Certificate or Opinion.

          Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than a certificate provided pursuant to TIA (S) 314(a)(4)) shall comply with the provisions of TIA
(S) 314(e) and shall include:

          (1) a statement that the Person making such certificate or opinion has read such covenant or condition;

          (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (3) a statement that, in the opinion of such Person, he or she has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (4) a statement as to whether or not, in the opinion of such Person, such condition or covenant has been complied with.

SECTION 10.06   Rules by Trustee and Agents.

          The Trustee may make reasonable rules for action by or at a meeting of Holders. The Registrar or the Paying Agent may make reasonable rules and set reasonable requirements for its functions.

SECTION 10.07   Legal Holidays.

          If a payment date is a Legal Holiday at a Place of Payment, payment may be made at that place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period.

SECTION 10.08   No Recourse Against Others.

          A director, officer, employee, stockholder, partner or other owner of the Company or the Trustee, as such, shall not have any liability for any obligations of the Company under the Securities or for any obligations of the Company or the Trustee under this Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder by accepting a Security waives and releases all such liability. The waiver and release shall be part of the consideration for the issue of Securities.

SECTION 10.09   Governing Law.

          THIS INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAWS TO THE EXTENT THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

SECTION 10.10   No Adverse Interpretation of Other Agreements.

          This Indenture may not be used to interpret another indenture, loan or debt agreement of the Company or any other Subsidiary of the Company. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

SECTION 10.11   Successors.

          All agreements of the Company in this Indenture and the Securities shall bind its successors. All agreements of the Trustee in this Indenture shall bind its successors.

SECTION 10.12   Severability.

          In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall, to the fullest extent permitted by applicable law, not in any way be affected or impaired thereby.

SECTION 10.13   Counterpart Originals.

          The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

SECTION 10.14   Table of Contents, Headings, etc.

          The table of contents, cross-reference table and headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms or provisions hereof.

SECTION 10.15   Jurisdiction; Waiver.

          The Company hereby irrevocably and unconditionally submits to the nonexclusive jurisdiction of any United States Federal or New York State court located in the Borough of Manhattan, The City of New York, New York over any suit, action or proceeding arising out of or relating to this Indenture or any Security. The Company irrevocably and unconditionally waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in such a court and any claim that any such suit, action or proceeding brought in such a court has been brought in an inconvenient forum. To the extent that the Company has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process with respect to itself or its property, the Company irrevocably waives such immunity in respect of its obligations hereunder or under any Security. The Company hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding out of or relating to this Indenture, the Securities or the transactions contemplated thereby.

          The Company hereby irrevocably waives, to the fullest extent permitted by law, any requirement or other provision of law, rule, regulation or practice which requires or otherwise establishes as a condition to the institution, prosecution or completion of any suit, action or proceeding (including appeals) arising out of or relating to this Indenture or any Security, the posting of any bond or the furnishing, directly or indirectly, of any other security.

                                   ARTICLE XI

                               MEETINGS OF HOLDERS

SECTION 11.01   Purposes for Which Meetings May Be Called.

          A meeting of Holders may be called at any time and from time to time pursuant to this Article to make, give or take any request, demand, authorization, direction, notice, consent, election, waiver or other action provided by this Indenture to be made, given or taken by Holders and otherwise to consider any matter affecting the interests of Holders.

SECTION 11.02   Call, Notice and Place of Meetings.

          The Trustee may (subject to its being indemnified to its satisfaction against all costs and expenses thereby incurred) at any time call a meeting of Holders for any purpose specified in Section 11.01, to be held at such time and at such place as the Trustee shall determine. Notice of every meeting of Holders, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the manner provided in Section 10.02, not less than 21 nor more than 180 days prior to the date fixed for the meeting.

          In case at any time the Company or the Holders of at least a majority in principal amount of the then outstanding Securities (or of a series, as the case may be) shall have requested the Trustee to call a meeting of the Holders for any purpose specified in Section 11.01, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have given notice of such meeting within 21 days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Company or the Holders in the amount above specified, as the case may be, may determine the time and the place for such meeting and may call such meeting for such purposes by giving notice thereof to the Trustee and as provided in the immediately preceding paragraph.

SECTION 11.03   Persons Entitled to Vote at Meetings.

          Whenever in this Indenture it is provided that the Holders of a specified percentage in aggregate principal amount of Securities may take any action (including the making of any demand or request, the giving of any notice, consent or waiver or the taking of any other action), the fact that at the time of taking any such action the Holders of such specified percentage have joined therein may be evidenced by (1) one or more instruments of substantially similar tenor signed by such Holders in person or by an agent or proxy duly appointed in writing, (2) the record of Holders voting in favor thereof, either in person or by proxies duly appointed in writing, at any meeting of the Holders duly called and held in accordance with this Article, or (3) a combination of such instruments and such record. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments or record or both are delivered to the Trustee. Proof of execution of any instrument or of a written appointment of any such agent or proxy shall be sufficient for purposes of this Indenture and (subject to the requirements of the TIA and Section 7.02) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Article.

          The only Persons who shall be entitled to be present or to speak at any meeting of Holders shall be the Persons entitled to vote at such meeting and their counsel, and representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

SECTION 11.04   Quorum; Action.

          One or more Persons entitled to vote a majority in principal amount of the then outstanding Securities shall constitute a quorum.

          In the absence of a quorum within 30 minutes of the time appointed for any such meeting, the meeting may be adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such adjourned meeting. Notice of the reconvening of any adjourned meeting shall be given as provided in Section 11.02, except that such notice need only be given not less than five days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of an adjourned meeting shall state expressly the percentage of the principal amount of the then outstanding Securities which shall constitute a quorum. Any Holder who has executed an instrument in writing appointing a person as proxy shall be deemed to be present for the purposes of determining a quorum and be deemed to have voted; provided that such Holder shall be considered as present or voting only with respect to the matters covered by such instrument in writing (which may include authorization to vote on any other matters as may come before the meeting).

          Any modifications, amendments or waivers to this Indenture or the terms and conditions of the Securities, and the adoption of any resolution of the Holders as provided in this Indenture, shall require the consent of the Holders of the percentage in principal amount of the then outstanding Securities required herein to take such action.

          Any modification, amendment or waiver approved in accordance with the provisions of this Article shall be binding on all the Holders of Securities, whether or not present or represented at the meeting.

SECTION 11.05   Determination of Voting Rights; Conduct and Adjournment of
                Meetings.

          Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders in regard to proof of the holding of Securities and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulations, the holding of Securities shall be proved in the manner specified in Section 11.03 and the appointment of any proxy shall be proved in the manner specified in Section 11.03 or by having the signature of the person executing the proxy witnessed or guaranteed by any trust company, bank or banker to certify to the holding of Securities satisfactory to the Trustee. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in
Section 11.03 or other proof.

          The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Holders as provided in Section 11.02, in which case the Company or the Holders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Persons entitled to vote a majority in principal amount of the then outstanding Securities represented at the meeting.

          No vote shall be cast or counted at any meeting in respect of any Securities challenged as not then outstanding and ruled by the chairman of the meeting to be not then outstanding. The chairman of the meeting shall have no right to vote, except as a Holder of a Security or proxy.

          Any meeting of Holders duly called pursuant to Section 11.02 at which a quorum is present may be adjourned from time to time by Persons entitled to vote a majority in principal amount of the then outstanding Securities represented at the meeting; and the meeting may be held as so adjourned without further notice.

SECTION 11.06   Counting Votes and Recording Action of Meetings.

          The vote upon any resolution submitted to any meeting of Holders shall be by written ballots on which shall be subscribed the signatures of the Holders or of their representatives by proxy and the principal amounts and serial numbers of the then outstanding Securities held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record, at least in duplicate, of the proceedings of each meeting of Holders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was given as provided in Section 11.02 and, if applicable, Section 11.04. Each copy shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one such copy shall be delivered to the Company and another to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

          IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the day and year first above written.

                                    SCHLUMBERGER LIMITED

                                    By:     /s/ Michel Soublin
                                       ------------------------------------
                                    Name:       Michel Soublin
                                         ----------------------------------
                                    Title:      Treasurer
                                          ---------------------------------

                                    CITIBANK, N.A.,
                                          as Trustee

                                    By:     /s/ Nancy Forte
                                       ------------------------------------
                                    Name:       Nancy Forte
                                         ----------------------------------
                                    Title:      Assistant Vice President
                                          ---------------------------------